EXHIBIT 10.5








                          CONSOLIDATED LEASE AGREEMENT

                           DATED AS OF JANUARY 1, 2001

                                     BETWEEN

                          EQUITY INNS PARTNERSHIP, L.P.

                                    AS LESSOR

                                       AND

                           ENN LEASING COMPANY , INC.

                                    AS LESSEE





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                                                 TABLE OF CONTENTS


         ARTICLE I.............................................................1
         1.1. Leased Property..................................................1
         1.2. Individual Leased Property.......................................2
         1.3. Separate Lease Agreements........................................2
         1.4. Term.............................................................2
ARTICLE II.....................................................................2
ARTICLE III...................................................................14
         3.1. Rent............................................................14
         3.2. Confirmation of Percentage Rate.................................18
         3.3. Additional Charges..............................................19
         3.4. Rent Payable Without Deduction..................................19
         3.5. Conversion of Property..........................................19
         3.6. Budgets.........................................................19
         3.7. Approval of Capital Budget......................................20
         3.8. Capital Projects................................................21
         3.9. Books and Records...............................................21
ARTICLE IV....................................................................21
         4.1. Payment of Impositions..........................................21
         4.2. Notice of Impositions...........................................22
         4.3. Adjustment of Impositions.......................................22
         4.4. Utility Charges.................................................23
         4.5. Insurance Premiums..............................................23
         4.6. Ground Rent.....................................................23
         4.7. Franchise Fees..................................................23
ARTICLE V.....................................................................23
         5.1. No Termination, Abatement, etc..................................23
         5.2. Abatement Procedures............................................24
ARTICLE VI....................................................................24
         6.1. Ownership of the Leased Property................................24
         6.2. Lessee's Personal Property......................................24
         6.3. Lessor's Representations........................................25
         6.4. Lessee's Representations........................................25
         6.5. Lessor's Lien...................................................25
ARTICLE VII...................................................................25
         7.1. Condition of the Leased Property................................25
         7.2. Use of the Leased Property......................................25
         7.3. Lessor to Grant Easements, etc..................................26
ARTICLE VIII..................................................................27
         8.1. Compliance with Legal and Insurance Requirements, etc...........27



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         8.2. Legal Requirement Covenants.....................................27
         8.3. Environmental Covenants.........................................28
ARTICLE IX....................................................................30
         9.1. Maintenance and Repair..........................................30
         9.2. Encroachments, Restriction, Etc.................................31
ARTICLE X.....................................................................32
         10.1. Alterations....................................................32
         10.2. Salvage........................................................32
         10.3. Joint Use Agreements...........................................32
ARTICLE XI....................................................................32
ARTICLE XII...................................................................33
ARTICLE XIII..................................................................34
         13.1. General Insurance Requirements.................................34
         13.4. Workers' Compensation..........................................35
         13.5. Waiver of Subrogation..........................................35
         13.6. Form Satisfactory, etc.........................................36
         13.7. Increase in Limits.............................................36
         13.8. Blanket Policy.................................................36
         13.9. Separate Insurance.............................................36
         13.10. Reports On Insurance Claims...................................37
ARTICLE XIV...................................................................37
         14.1. Insurance Proceeds.............................................37
         14.2. Reconstruction in the Event of Damage or Destruction
               Covered by Insurance...........................................37
         14.3. Reconstruction in the Event of Damage or Destruction
               Not Covered by Insurance.......................................39
         14.4. Lessee's Property..............................................39
         14.5. Abatement of Rent..............................................39
         14.6. Damage Near End of Term........................................39
         14.7. Waiver.........................................................39
ARTICLE XV....................................................................40
         15.1. Definitions....................................................40
         15.2. Parties' Rights and Obligations................................40
         15.3. Total Taking...................................................40
         15.4. Allocation of Award............................................40
         15.5. Partial Taking.................................................41
         15.6. Temporary Taking...............................................41
ARTICLE XVI...................................................................42
         16.1. Events of Default..............................................42
         16.2. Surrender......................................................44



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         16.3. Damages........................................................44
         16.4. Waiver.........................................................45
         16.5. Application of Funds...........................................45
ARTICLE XVII..................................................................45
ARTICLE XVIII.................................................................46
ARTICLE XIX...................................................................46
         19.1. REIT Requirements..............................................46
         19.2. Lessee Officer and Employee Limitation.........................47
         19.3. Payments to Affiliates of Lessee...............................48
         19.4. Management Agreement...........................................48
ARTICLE XX....................................................................48
ARTICLE XXI...................................................................49
ARTICLE XXII..................................................................50
ARTICLE XXIII.................................................................51
         23.1. Subletting and Assignment......................................51
         23.2. Attornment.....................................................51
ARTICLE XXIV..................................................................52
ARTICLE XXV...................................................................52
ARTICLE XXVI..................................................................52
ARTICLE XXVII.................................................................53
ARTICLE XXVIII................................................................53
ARTICLE XXIX..................................................................53
ARTICLE XXX...................................................................53
         30.1. Conveyance by Lessor...........................................53
         30.2. Other Interests................................................53
ARTICLE XXXI..................................................................54
ARTICLE XXXII.................................................................54
ARTICLE XXXIII................................................................54
ARTICLE XXXIV.................................................................55
         34.1. Lessor May Grant Mortgages.....................................55
         34.2. Lessee's Right to Cure.........................................55
         34.3. [INTENTIONALLY OMITTED]........................................55
         34.4. Grant of Easements or Imposition of Restrictions...............56
         34.5. Outparcels, Leases and Licenses................................56
ARTICLE XXXV..................................................................56
         35.1. Miscellaneous..................................................56
         35.2. Transition Procedures..........................................56
         35.3. Waiver of Presentment, etc.....................................57



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ARTICLE XXXVI.................................................................57
ARTICLE XXXVII................................................................57
ARTICLE XXXVIII...............................................................57
ARTICLE XXXIX.................................................................58
ARTICLE XL....................................................................59
ARTICLE XLI...................................................................59
ARTICLE XLII..................................................................60
ARTICLE XLIII.................................................................60

EXHIBIT A -     Legal Descriptions
EXHIBIT B -     List of the Leases
EXHIBIT C -     Schedule of Lease Terms
EXHIBIT D -     Certain Items Classified as "Capital"
EXHIBIT E -     Form of Operating Budget
EXHIBIT F -     Form of Capital Budget




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                          CONSOLIDATED LEASE AGREEMENT


         THIS CONSOLIDATED LEASE AGREEMENT (this "Lease"), made as of the 1st day of January, 2001, by and between EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership (the "Lessor"), and ENN LEASING COMPANY, INC., a Tennessee corporation (the "Lessee"), provides as follows:

                              W I T N E S S E T H:

         WHEREAS, Lessor and Lessee desire to enter into this Lease to evidence the terms and conditions upon which Lessor will lease and demise to Lessee the Leased Property, and the terms and conditions upon which Lessee will lease and take from Lessor the Leased Property.

         NOW, THEREFORE, intending to be legally bound, Lessor and Lessee agree that Lessor, in consideration of the payment of rent by Lessee to Lessor, the covenants and agreements to be performed by Lessee, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Lessee, and Lessee does hereby rent and lease from Lessor, the Leased Property.


                                    ARTICLE I

         1.1. Leased Property. The Leased Property is comprised of Lessor's interest in the following:

                  (a) the various parcels of land or ground leasehold interests which are subject to the Leases listed on Exhibit B attached hereto and more particularly described in the legal descriptions attached hereto as Exhibit A (the "Land");

                  (b) all buildings, structures and other improvements of every kind, including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and offsite), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land (collectively, the "Leased Improvements");

                  (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements;

                  (d) all equipment, machinery, fixtures, and other items of property required for or incidental to the use of the Leased Improvements as a hotel, including all components thereof, now and hereafter permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which to the greatest extent permitted by law are hereby deemed



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by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures");

                  (e) all  furniture  and  furnishings  and all  other  items of personal property (excluding Inventory and personal property owned by Lessee) located on, and used in connection with, the operation of the Leased
Improvements as a hotel, together with all replacements, modifications, alterations and additions thereto; and

                  (f) all existing leases of space within the Leased Property (including any security deposits or collateral held by Lessor pursuant thereto).


THE LEASED PROPERTY IS DEMISED IN ITS PRESENT CONDITION WITHOUT REPRESENTATION OR WARRANTY (EXPRESSED OR IMPLIED) BY LESSOR AND SUBJECT TO THE RIGHTS OF PARTIES IN POSSESSION, AND TO THE EXISTING STATE OF TITLE INCLUDING ALL COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND OTHER MATTERS OF RECORD INCLUDING ALL APPLICABLE LEGAL REQUIREMENTS, FINANCING INSTRUMENTS, MORTGAGES, DEEDS OF TRUST AND SECURITY DEEDS, AND INCLUDING OTHER MATTERS WHICH WOULD BE DISCLOSED BY AN INSPECTION OF THE LEASED PROPERTY OR BY AN ACCURATE SURVEY THEREOF.
         1.2. Individual Leased Property. The intent of the parties is that this Lease shall constitute a separate lease for each individual Leased Property and not all of the Leased Properties collectively or any combination of two or more of the Leased Properties. Unless the context otherwise requires, "Leased Property" shall mean any individual hotel property listed in Exhibit B and shall not mean all of the hotels collectively or any combination of two (2) or more hotels.

         1.3. Separate Lease Agreements. At the request of either Party, the other Party shall enter into an individual lease agreement, in form and substance substantially similar to this Lease, as to any one or more of the hotel properties listed on Exhibit B providing for Rent attributable to such hotel properties under this Agreement, and shall cause a subordination agreement to be executed with respect to any management agreements affecting any hotels subject to such individual leases.

         1.4. Term. The term of the Lease (the "Term") shall commence on January 1, 2001 (the "Commencement Date") and shall end on November 30, 2011, unless sooner terminated or later renewed and extended in accordance with the provisions hereof.






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                                   ARTICLE II

         Definitions. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as are at the time applicable, (c) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease and (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision:

         Additional Charges:  As defined in Section 3.3.

         Affiliate: As used in this Lease the term "Affiliate" of a person shall mean (a) any person that, directly or indirectly, Controls or is Controlled by or is under common Control with such person, (b) any other person that owns, beneficially, directly or indirectly, more than fifty percent (50%) of the outstanding capital stock, shares or equity interests of such person, or (c) any officer, director, employee, partner or trustee of such person or any person Controlling, Controlled by or under common Control with such person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such person). The term "person" means and includes individuals, corporations, general and limited partnerships, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof.

         Annual Budgets: As used in this Lease, the term "Annual Budgets" shall mean the Operating Budget and Capital Budget prepared, delivered and approved in accordance with Section 3.6.

         Annual Revenue Computation:  As defined in Exhibit C.

         Award:  As defined in Section 15.1(c).

         Base Rate: The rate of interest announced publicly by Citibank, N.A., in New York, New York, from time to time, as such bank's base rate. If no such rate is announced or becomes discontinued, then such other rate as Lessor may reasonably designate.

         Base Rent:  As defined in Article III.

         Beverage Sales: Gross revenue from (i) the sale of wine, beer, liquor or other alcoholic beverages, whether sold in the bar or lounge, delivered to a guest room, sold at meetings or banquets or at any other location at the Leased Property or from (ii) non-alcoholic beverages sold in the bar or lounge. Such revenues shall not include the following:




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                  (a)    Any gratuity or service charge added to a customer's
                         bill or statement in lieu of a gratuity which is paid to an employee;

                  (b) Any revenues that are subsequently credited, rebated or refunded in the ordinary course of business; and

                  (c) Sales taxes or taxes of any other kind imposed on the sale of alcoholic or other beverages.

         Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which national banks in the City of New York, New York, or in the municipality wherein the Leased Property is located are closed.

         Capital Budget:  As defined in Section 3.6(b).

         Capital Expenditures: Amounts advanced to pay the costs of Capital Improvements.

         Capital Improvements: Improvements to (A) the external walls and internal load-bearing walls (other than windows and plate glass) of the Facility; (B)the roof of the Facility; (C) private roadways, parking areas, sidewalks and curbs appurtenant thereto (other than cleaning, patching and striping); (D) mechanical, electrical and plumbing systems that service common areas, entire wings of the Facility or the entire Facility, including conduit and ductwork connected thereto; and (E) items of the types described on Exhibit D attached hereto as "Capital items" of the Facility.

         CERCLA: The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         Code:  The Internal Revenue Code of 1986, as amended.

         Commencement Date:  As defined in Section 1.4 of the Lease.

         Condemnation, Condemnor:  As defined in Section 15.1.

         Consumer Price Index: The "Consumer Price Index" published by the Bureau of Labor Statistics of the United States Department of Labor, U.S. City Average, All Items for Urban Wage Earners and Clerical Workers (1982-1984 =
100).

         Control: (Including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.



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         Date of Taking:  As defined in Section 15.1(b).

         Eligible Independent Contractor: A management company that meets the following requirements:

                  (a) The management company does not own, directly or indirectly, more than 35% of the outstanding stock of Equity Inns.

                  (b) If the management company is a corporation, no more than 35% of the total combined voting power of its outstanding stock (or 35% of the total shares of all classes of its outstanding stock) or, if it is not a corporation, no more than 35% of the ownership interest in its assets or profits is owned, directly or indirectly, by one or more Persons owning 35% or more of the outstanding stock of Equity Inns.

                  (c) Neither Equity Inns, the Lessor, the Lessee, nor any Affiliate thereof derives any income from the management company.

                  (d) At the time that the management company enters into a management agreement with the Lessee to operate the Leased Property, the management company (or any "related person" within the meaning of Section 856(d)
                           (9)(F) of the Code) is actively engaged in the trade or business of operating "qualified lodging facilities" within the meaning of Section 856(d)(9)
                           (D) of the Code for any Person who is not a "related person" within the meaning of Section 856(d)(9)(F) of the Code with respect to Equity Inns or the Lessee (an "Unrelated Person"). For purposes of determining whether the requirement of this paragraph (d) has been met, a management company shall be treated as being actively engaged in such a trade or business if the management company (i) derives at least 10% of both its profits and revenue from operating "qualified lodging facilities" within the meaning of
                           Section 856(d)(9)(D) of the Code for Unrelated Persons or (ii) complies with any regulations or other administrative guidance under Section 856(d)(9) of the Code that provide a "safe harbor" rule with respect to the amount of hotel management business with Unrelated Persons that is necessary to qualify as an "eligible independent contractor" within the meaning of such Code section.

         Environmental Authority: Any department, agency or other body or component of any Government that exercises any form of jurisdiction or authority under any Environmental Law.

         Environmental  Authorization:  Any license,  permit,  order,  approval,
consent,   notice,   registration,   filing  or  other  form  of  permission  or
authorization required under any Environmental Law.



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         Environmental  Laws: All applicable  federal,  state, local and foreign laws and regulations relating to pollution of the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws include, but are not limited to, CERCLA, FIFRA, RCRA, SARA and TSCA.

         Environmental Liabilities: Any and all obligations to pay the amount of any judgment or settlement, the cost of complying with any settlement, judgment or order for injunctive or other equitable relief, the cost of compliance or corrective action in response to any notice, demand or request from an Environmental Authority, the amount of any civil penalty or criminal fine, and any court costs and reasonable amounts for attorney's fees, fees for witnesses and experts, and costs of investigation and preparation for the defense of any claim or any Proceeding, regardless of whether such Proceeding is threatened, pending or completed, that may be or have been asserted against or imposed upon Lessor, Lessee, any Predecessor, the Leased Property or any property used therein and arising out of:

                  (a) Failure of Lessee, Lessor, any Predecessor or the Leased Property to comply at any time with all Environmental Laws;

                  (b) Presence of any Hazardous Materials on, in, under, at or in any way affecting the Leased Property;

                  (c) A Release at any time of any Hazardous Materials on, in, at, under or in any way affecting the Leased Property;

                  (d) Identification of Lessee, Lessor or any Predecessor as a potentially responsible party under CERCLA or under any Environmental Law similar to CERCLA;

                  (e) Presence at any time of any above-ground and/or underground storage tanks, as defined in RCRA or in any applicable Environmental Law on, in, at or under the Leased Property or any adjacent site or facility; or

                  (f) Any and all claims for injury or damage to persons or property arising out of exposure to Hazardous
                           Materials originating or located at the Leased Property, or resulting from operation thereof or any adjoining property.

         Equity Inns:  Equity Inns, Inc., a Tennessee corporation.

         Event of Default:  As defined in Section 16.1.



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         Facility:  The hotel and/or other facility offering lodging and other services or amenities being operated or proposed to be operated on the Leased Property.

         Fair Market Rental: The fair market rental of the Leased Property means the rental which a willing tenant not compelled to rent would pay a willing landlord not compelled to lease for the use and occupancy of such Leased Property pursuant to the Lease for the term in question, (a) assuming that Lessee is not in default thereunder and (b) determined in accordance with the appraisal procedures set forth in Article XXXIII or in such other manner as shall be mutually acceptable to Lessor and Lessee.

         Fair Market Value: The fair market value of the Leased Property means an amount equal to the price that a willing buyer not compelled to buy would pay a willing seller not compelled to sell for such Leased Property, (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article XXXIII or in such other manner as shall be mutually acceptable to Lessor and Lessee, (c) assuming that such seller must pay customary closing costs and title premiums, and (d) taking into account the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any encumbrance that is assumed by the transferee. In addition, in determining the Fair Market Value with respect to damaged or destroyed Leased Property such value shall be determined as if such Leased Property has not been so damaged or destroyed.

         FIFRA: The Federal Insecticide, Fungicide, and Rodenticide Act, as amended.

         Fiscal Year:  The 12-month period from January 1 to December 31.

         Fixtures:  As defined in Section 1.1.

         Food Sales: Gross revenue from the sale, for on-site consumption, of food and non-alcoholic beverages sold at the Leased Property, including in respect to guest rooms, banquet rooms, meeting rooms and other similar rooms. Such revenues shall not include the following:

(a)      Vending machine sales;

                  (b) Any gratuity or service charges added to a customer's bill or statement in lieu of a gratuity which is paid to an employee;

                  (c)      Non-alcoholic beverages sold from the bar or lounge;

                  (d) Sales taxes or taxes of any other kind imposed on the sale of food or non-alcoholic beverages; and



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                  (e)      Any revenues that are subsequently credited, refunded
                           or rebated in the ordinary course of business.

         Franchise Agreement: Any franchise agreement or license agreement with a franchisor under which the Facility is operated.

         Furniture and Equipment: For purposes of this Lease, the terms "furniture and equipment" shall mean collectively all furniture, furnishings, wall coverings, fixtures and hotel equipment and systems located at, or used in connection with, the Facility, together with all replacements therefor and additions thereto, including, without limitation, (i) all equipment and systems required for the operation of kitchens and bars, if any, laundry and dry cleaning facilities, (ii) office equipment, (iii) dining room wagons, materials handling equipment, cleaning and engineering equipment, (iv) telephone and computerized accounting systems, and (v) vehicles.

         Government: The United States of America, any state, district or territory thereof, any foreign nation, any state, district, department, territory or other political division thereof, or any political subdivision of any of the foregoing.

         Gross Operating Expenses: For purposes of this Lease, the term "Gross Operating Expenses" shall mean all salaries and employee expense and payroll taxes (including salaries, wages, bonuses and other compensation of all employees at the Facility, and benefits including life, medical and disability insurance and retirement benefits), expenditures described in Section 9.1, operational supplies, utilities, insurance to be provided by Lessee under the terms of this Lease, governmental fees and assessments, food, beverages, laundry service expense, the cost of Inventories and fixed asset supplies, license fees, advertising, marketing, reservation systems and any and all other operating expenses as are reasonably necessary for the proper and efficient operation of the Facility incurred by Lessee in accordance with the provisions hereof (excluding, however, (i) federal, state and municipal excise, sales and use taxes collected directly from patrons and guests or as a part of the sales price of any goods, services or displays, such as gross receipts, admissions, cabaret or similar or equivalent taxes paid over to federal, state or municipal governments, (ii) expenditures by Lessor pursuant to Article XIII and (iii) payments on any Mortgage or other mortgage or security instrument on the Leased Property); all determined in accordance with generally accepted accounting principles and the Uniform System. No part of Lessee's central office overhead or general or administrative expense (as opposed to that of the Facility) shall be deemed to be a part of Gross Operating Expenses, as herein provided; provided that accounting services provided to the Leased Property but performed at Lessee's central office shall be included in Gross Operating Expenses. Reasonable out- of-pocket expenses of Lessee incurred for the account of or in connection with the hotel operations, including but not limited to postage, telephone charges and reasonable travel expenses of employees, officers and other representatives and consultants of Lessee and its Affiliates, shall be deemed to be a part of Gross Operating Expenses and such persons shall be afforded reasonable accommodations, food, beverages, laundry, valet and other such services by and at the hotel without charge to such persons or Lessee.

         Gross Operating Profit: For any Fiscal Year, the excess of Gross Revenues for such Fiscal Year over Gross Operating Expenses for such Fiscal Year.

         Gross Revenues: All revenues, receipts, and income of any kind derived directly or indirectly by Lessee from or in connection with the Facility (including rentals or other payments from tenants, lessees, licensees or concessionaires but not including their gross receipts) whether on a cash basis or credit, paid or collected, determined in accordance with generally accepted accounting principles and the Uniform System, excluding, however: (i) funds furnished by Lessor, (ii) federal, state and municipal excise, sales, and use taxes collected directly from patrons and guests or as a part of the sales price of any goods, services or displays, such as gross receipts, admissions, cabaret or similar or equivalent taxes and paid over to federal, state or municipal governments, (iii) gratuities, (iv) proceeds of insurance and Condemnation, (v) proceeds from sales other than sales in the ordinary course of business, (vi) all loan proceeds from financing or refinancings of the hotel or interests therein or components thereof, (vii) judgments and awards, except any portion thereof arising from normal business operations of the hotel, and (viii) items constituting "allowances" under the Uniform System.

         Hazardous Materials: All chemicals, pollutants, contaminants, wastes and toxic substances, including without limitation:

                  (a) Solid or hazardous waste, as defined in RCRA or in any Environmental Law;

                  (b) Hazardous substances, as defined in CERCLA or in any Environmental Law;

                  (c) Toxic substances, as defined in TSCA or in any Environmental Law;

                  (d) Insecticides, fungicides, or rodenticides, as defined in FIFRA or in any Environmental Law; and

                  (e) Gasoline or any other petroleum product or byproduct, polychlorinated biphenyls, asbestos and urea formaldehyde.

         Hotel: Each hotel and/or other facility offering lodging and other services or amenities being operated or proposed to be operated on the Leased Property.

         Impositions: Collectively, all taxes (including, without limitation, all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Lessee or its business conducted upon the Leased Property), assessments

(including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), water, sewer or other rents and charges, excises, tax inspection, authorization and similar fees and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Lessee (including all interest and penalties thereon caused by any failure in payment by Lessee), which at any time prior to, during or with respect to the Term hereof may be assessed or imposed on or with respect to or be a lien upon (a) Lessor's interest in the Leased Property, (b) the Leased Property, or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on or in connection with the Leased Property, or the leasing or use of the Leased Property or any part thereof by Lessee. Nothing contained in this definition of Impositions shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other person, or (2) any net revenue tax of Lessor or any other person, or (3) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof, or (4) any single business, gross receipts (other than a tax on any rent received by Lessor from Lessee), transaction, privilege or similar taxes as the same relate to or are imposed upon Lessor, except to the extent that any tax, assessment, tax levy or charge that Lessee is obligated to pay pursuant to the first sentence of this definition and that is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) or (2) is levied, assessed or imposed expressly in lieu thereof.

         Indemnified Party: Either of a Lessee Indemnified Party or a Lessor Indemnified Party.

         Indemnifying Party: Any party obligated to indemnify an Indemnified Party pursuant to Section 8.3 or Article XXII.

         Initial Period: The period ending on the tenth (10th) anniversary of the last day of the month in which the Commencement Date occurs.

         Insurance Requirements: All terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy.

         Inventory: All "Inventories of Merchandise" and "Inventories of Supplies" as defined in the Uniform System, including, but not limited to, linens and other non-depreciable personal property, and including any property of the type described in Section 1221(1) of the Code.

         Land:  As defined in Article I.

         Lease: This Lease, as it relates to each Leased Property or all of the Leased Property as the context may require.

         Leased Improvements; Leased Property:  Each as defined in Article I.

         Legal Requirements: All federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting either the Leased Property or the maintenance, construction, use or alteration thereof (whether by Lessee or otherwise), whether or not hereafter enacted and in force, including (a) all laws, rules or regulations pertaining to the environment, occupational health and safety and public health, safety or welfare, and (b) any laws, rules or regulations that may (1) require repairs, modifications or alterations in or to the Leased Property or (2) in any way adversely affect the use and enjoyment thereof; and all permits, licenses and authorizations and regulations relating thereto and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee), at any time in force affecting the Leased Property.

         Lending Institution: Any insurance company, credit company, federally insured commercial or savings bank, national banking association, savings and loan association, employees welfare, pension or retirement fund or system, corporate profit sharing or pension trust, college or university, or real estate investment trust, including any corporation qualified to be treated for federal tax purposes as a real estate investment trust, such trust having a net worth of at least $10,000,000.

         Lessee: The Lessee designated on this Lease and its permitted successors and assigns.

         Lessee Indemnified Party: Lessee, any Affiliate of Lessee, any other Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest (including a stockholder's interest) in Lessee, the officers, directors, stockholders, employees, agents and representatives of Lessee and any corporate stockholder, agent, or representative of Lessee, and the respective heirs, personal representatives, successors and assigns of any such officer, director, stockholder, employee, agent or representative.

         Lessee's Personal Property:  As defined in Section 6.2.

         Lessor: The Lessor designated on this Lease and its respective successors and assigns.

         Lessor Indemnified Party: Lessor, any Affiliate of Lessor, or any other Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest (including a stockholder's or partnership interest) in Lessor, the officers, directors, stockholders, employees, agents and representatives of the general partner of Lessor and any partner, agent, or representative of Lessor, and the respective heirs, personal representatives, successors and assigns of any such officer, director, partner, stockholder, employee, agent or representative.

         Management Agreement:  As defined in Section 19.4.

         Manager:  As defined in Section 19.4.

         Minimum Price. The sum of (a) the equity in the Leased Property at the time of acquisition of the Leased Property by Lessor (i.e., that portion of the purchase price of the Leased Property paid by Lessor in cash) plus (b) other capital expenditures on the Leased Property by Lessor after the date of acquisition by Lessor plus (c) the unpaid principal balance of all encumbrances against the Leased Property at the time of purchase of the Leased Property by Lessee, less (x) all proceeds received by Lessor from any financing or refinancing of the Leased Property after the date of acquisition by Lessor (after payment of any debt refinanced and net of any costs and expenses incurred in connection with such financing or refinancing, including, without limitation, loan points, commitment fees and commissions and legal fees) and (y) the net amount (after deduction of all reasonable legal fees and other costs and expenses, including, without limitation, expert witness fees, incurred by Lessor in connection with obtaining any such proceeds or award) of all insurance proceeds received by Lessor and awards received by Lessor from any partial Taking of the Leased Property that are not applied to restoration.

         Mortgage:  As defined in Section 30.2.

         Notice:  A notice given pursuant to Article XXXII.

         Officer's Certificate: A certificate of Lessee reasonably acceptable to Lessor, signed by the chief financial officer or other authorized officer of the entity authorized so to sign on behalf of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any such officer.

         Operating Budget:  As defined in Section 3.6(a).

         Other Leases: Any other lease between Lessor and its Affiliate, as lessor, and Lessee.

         Other Income: All revenues, receipts and income of any kind derived directly or indirectly from or in connection with the Facility and included in Gross Revenues, other than Room Revenues, Food Sales and Beverage Sales.

         Overdue Rate: On any date, a rate equal to the Base Rate plus 5% per annum, but in no event greater than the maximum rate then permitted under applicable law.

         Payment Date: Any due date for the payment of any installment of Base Rent or Percentage Rent.

         Percentage Rent:  As defined in Section 3.1(b).

         Person: Any Government, natural person, corporation, partnership or other legal entity.

         Personal Property Taxes: All personal property taxes imposed on the furniture, furnishings or other items of personal property located on, and used in connection with, the operation of the Leased Improvements as a hotel (other than Inventory and other personal property owned by the Lessee), together with all replacement, modifications, alterations and additions thereto.

         Predecessor:   Any  Person   whose   liabilities   arising   under  any
Environmental Law have or may have been retained or assumed by the Lessee, either contractually or by operation of law, relating to the Leased Property.

         Primary Intended Use:  As defined in Section 7.2(b).

         Proceeding: Any judicial action, suit or proceeding (whether civil or criminal), any administrative proceeding (whether formal or informal), any investigation by a governmental authority or entity (including a grand jury), and any arbitration, mediation or other non-judicial process for dispute resolution.

         Qualified Manager: A Manager that is (or is controlled by, controlling or under common control with) either (a) an entity then owned or controlled by the executive management or shareholders of Equity Inns, or (b) a professional management company which at the time of its engagement as Manager shall be the property manager for at least ten (10) hotel properties containing at least one thousand three hundred (1,300) rooms exclusive of the Leased Properties.

         Quarterly Revenues Computation:  As defined in Exhibit C.

         RCRA:  The Resource Conservation and Recovery Act, as amended.

         Real Estate Taxes: All real estate taxes, including general and special assessments, if any, which are imposed upon the Land, and any improvements thereon.

         Rejectable Offer Price: An amount equal to the greater of (a) the Fair Market Value, determined as of the applicable purchase date, or (b) the Minimum Price.

         Release: A "Release" as defined in CERCLA or in any Environmental Law, unless such Release has been properly authorized and permitted in writing by all applicable Environmental Authorities or is allowed by such Environmental Law without authorizations or permits.

         Rent: Collectively, the Base Rent, Percentage Rent, and Additional Charges.

         Revenues Computations: Shall mean, collectively, the Quarterly Revenues Computation, and the Annual Revenues Computation.

         Room Revenues: Gross revenue from the rental of guest rooms, whether to individuals, groups or transients, at the Facility, excluding the following:

                  (a) the amount of all credits, rebates or refunds to customers, guests or patrons; and

                  (b) all sales taxes or any other taxes imposed on the rental of such guest rooms; and

                  (c) any fees collected for amenities including, but not limited to, telephone, laundry, movies or concessions.

         SARA: The Superfund Amendments and Reauthorization Act of 1986, as amended.

         State: The State or Commonwealth of the United States in which the Leased Property is located.

         Subsidiaries: Corporations in which Lessee owns, directly or indirectly, more than 50% of the voting stock or Control, as applicable (individually, a "Subsidiary").

         Taking: A taking or voluntary conveyance during the Term hereof of all or part of the Leased Property, or any interest therein, or right accruing thereto or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

         Term:  As defined in Section 1.4.

         TSCA:  The Toxic Substances Control Act, as amended.

         Unavoidable Delays: Delays due to strikes, lock-outs, labor unrest, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto unless such lack of funds is caused by the failure of the other party hereto to perform any obligations of such party under this Lease or any guaranty of this Lease.

         Uneconomic for its Primary Intended Use: A state or condition of the Facility such that, in the good faith judgment of Lessee, reasonably exercised and evidenced by the resolution of the governing body of the entity authorized to act on behalf of the managing member of Lessee, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use, taking into account, among other relevant factors, the number of usable rooms and projected revenues, such that Lessee intends to, and shall, complete the cessation of operations from the Leased Facility.

         Uniform System: Shall mean the "Uniform System of Accounts for Hotels" (9th Revised Edition, 1996) as published by the American Hotel and Motel Association, as it may be amended from time to time with such exceptions as may be required by the provision of this Lease.

         Unsuitable for its Primary Intended Use: A state or condition of the Facility such that, in the good faith judgment of Lessee, reasonably exercised and evidenced by the resolution of the governing body of the entity authorized to act on behalf of the managing member of Lessee, due to casualty damage or loss through Condemnation, the Facility cannot function as an integrated hotel facility consistent with standards applicable to a well maintained and operated hotel.

                                   ARTICLE III


         3.1. Rent. Lessee will pay to Lessor in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, in immediately available funds, at Lessor's address set forth on the signature page or at such other place or to such other Person, as Lessor from time to time may designate in a Notice, all Base Rent, Percentage Rent and Additional Charges, during the Term, as follows:

(a) Base Rent: During the period commencing on the Commencement Date and ending at the end of the first month-end following the tenth (10th) anniversary thereof (the "Initial Period"), the annual sum in the amount set forth on Exhibit C hereto (as adjusted under Section 3.1(e)) as the "Base Rent" for the Leased Property, payable in advance in equal, consecutive monthly installments, on or before the tenth day of each calendar month of the Term ("Base Rent"); provided, however, that the first and last monthly payments of Base Rent shall be pro-rated as to any partial month (subject to adjustment as provided in Sections 5.2, 14.5 and 15.3); and

(b) Percentage Rent: For each Fiscal Year during the Term commencing with the Fiscal Year beginning January 1, 2001, Tenant shall pay percentage rent ("Percentage Rent") quarterly, with respect to the four calendar quarters of each Fiscal Year, in an amount calculated by the following formula:


      The amount equal to the Quarterly Revenues Computation (as defined on
                           Exhibit C attached hereto)


                                      less

  an amount equal to the Base Rent paid year to date for the applicable Fiscal
                                      Year
                                      less

 an amount equal to Percentage Rent paid year to date for the applicable Fiscal
                                      Year


                                     equals

                   Percentage Rent for the applicable quarter.

                  Notwithstanding the amounts of Percentage Rent paid quarterly pursuant to the formula set forth above, for any Fiscal Year during the Initial Period commencing with the Fiscal Year in which the Commencement Date occurs, the Percentage Rent payable under this Lease shall be no less than or greater than the amount calculated by the following formula:

    The amount equal to the Annual Revenue Computation (as defined on Exhibit
                               C attached hereto)

                                      less

  an amount equal to Base Rent paid year to date for the applicable Fiscal Year equals

                 Percentage Rent for the applicable Fiscal Year.

                  (c) At least one hundred twenty (120) days prior to the expiration of the Initial Period, Lessor and Lessee shall negotiate in good faith modifications to the Rent for the final five (5) years of the Lease Term to adjust such Rent to market rates for hotel REIT leases for similar hotel/motel properties at that time. In the event Lessor and Lessee are unable to agree upon Rent terms for the final five (5) years of the Term of the Lease, at least ninety (90) days prior to the expiration of the Initial Period, the Rent terms for the final five (5) years of that Lease shall be determined by a panel of three (3) parties having generally recognized expertise in evaluating hotel REIT leases. Lessee and the Lessor each shall have the right to designate one panel member and the two (2) panel members so designated will designate the third panel member. Rent terms approved by at least two (2) of the three (3) panel members will be binding on Lessee and Lessor for the final five (5) years of the Lease Term. In determining the market rates for the final five (5) years of the Lease Term, the panel members shall be instructed to consider hotel REIT lease terms with respect to similar hotel/motel property types.

                  (d) Officer's Certificates. Within 30 days after the last day of each quarter of each Fiscal Year (or part thereof) in the Term, Lessee shall deliver to Lessor an Officer's Certificate reasonably acceptable to Lessor, together with the applicable quarterly Percentage Rent payment, setting forth the calculation of Percentage Rent accrued and paid for such quarter including the Quarterly Revenues Computation. Such quarterly payments shall be based on the formulas set forth in
         Section 3.1(b). There shall be no reduction in the Base Rent regardless of the result of the Revenue Computation.

                  In addition, on or before March 31 of each year, commencing with March 31, 2001, Lessee shall deliver to Lessor an Officer's Certificate reasonably acceptable to Lessor setting forth the computation of the actual Percentage Rent that accrued for each quarter of the Fiscal Year that ended on the immediately preceding December 31. Additionally, if the annual Percentage Rent due and payable for any Fiscal Year (as shown in the applicable Officer's Certificate) exceeds the amount actually paid as Percentage Rent by Lessee for such year, Lessee shall pay such excess to Lessor at the time such certificate is delivered. If the Percentage Rent actually due and payable for such Fiscal Year is shown by such certificate to be less than the amount actually paid as Percentage Rent for the applicable Fiscal Year, Lessor shall reimburse such amount to Lessee.

                  Any difference between the annual Percentage Rent due and payable for any Fiscal Year (as shown in the applicable Officer's Certificate) and the total amount of quarterly payments for such Fiscal Year actually paid by Lessee as Percentage Rent, whether in favor of Lessor or Lessee, shall bear interest at the Overdue Rate, which interest shall accrue from the due date of the last quarterly payment for the Fiscal Year until the amount of such difference shall be paid or otherwise discharged. Any such interest payable to Lessor shall be deemed to be and shall be payable as Additional Charges.

                  The obligation to pay Percentage Rent due through the date of termination of this Lease shall survive the expiration or earlier termination of the Term, and a final reconciliation, taking into account, among other relevant adjustments, any adjustments which are accrued after such expiration or termination date but which related to Percentage Rent accrued prior to such termination date, and Lessee's good faith best estimate of the amount of any unresolved contractual allowances, shall be made not later than two years after such expiration or termination date, but Lessee shall advise Lessor within 60 days after such expiration or termination date of Lessee's best estimate at that time of the approximate amount of such adjustments, which estimate shall not be binding on Lessee or have any legal effect whatsoever.

                  (e) CPI Adjustments. For each Fiscal Year during the Term beginning with the Fiscal Year identified as the "CPI Adjustment Date" for each Leased Property as shown on Exhibit C, the Base Rent then in effect, and the threshold dollar amounts of Room Revenues then included in the Revenues Computations set forth in Section 3.1(b), shall be adjusted as follows:

(1) The average Consumer Price Index for the twelve months ended on September 30 of the most recently completed Fiscal Year shall be divided by the average Consumer Price Index for the twelve months ended on September 30 of the prior Fiscal Year;

(2) The new Base Rent for the then current Fiscal Year shall be equal to the product of the Base Rent in effect in the most recently ended Fiscal Year and the quotient obtained under subparagraph (1) above;

(3) The new threshold dollar amounts in the applicable Revenues Computations described in Section 3.1(b) above for the then current Fiscal Year shall be the product of the threshold dollar amounts of Room Revenues in effect in the most recently ended Fiscal Year and the quotient obtained in subparagraph (1) above.

                The amount of any adjustment under paragraphs (e)(1)-(3) to Base Rent and the threshold dollar amounts of Room Revenues for any Fiscal Year shall not exceed 7% of the Base Rent and threshold dollar amounts of Room Revenues applicable for the prior Fiscal Year.

                By way of example, for Leases with a CPI Adjustment Date of January 1, 1998 or earlier, the amount of Base Rent and the threshold dollar amounts of Room Revenues in the Revenues Computations for the Fiscal Year commencing January 1, 1998 shall be adjusted to reflect any change in the average Consumer Price Index for the twelve months ended September 30, 1997 as compared to the twelve months ended September 30, 1996.

                Lessor shall calculate the annual Consumer Price Index adjustments as soon as reasonably possible after the Consumer Price Index becomes available and shall notify Lessee in writing of the amount of the annual adjustment, together with a copy of the computation showing the adjustment amount.

                Adjustments calculated as set forth above in the Base Rent and threshold dollar amounts of Room Revenues shall be effective on the CPI Adjustment Date set forth on Exhibit C. If Rent is paid in any Fiscal Year prior to determination of the amount of any adjustment to Base Rent or the threshold dollar amounts of Room Revenues applicable for such Fiscal Year, payment adjustments for any shortfall in or overpayment of Rent paid shall be made with the first Base Rent payment due after the amount of the adjustments is determined.

                The "average Consumer Price Index" for any period shall be the average of the Consumer Price Index for all months during the period.

(4) If (1) a significant change is made in the number or nature (or both) of items used in determining the Consumer Price Index, or (2) the Consumer Price Index shall be discontinued for any reason, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the Consumer Price Index, together with information which will make possible a conversion to the new index in computing the adjusted Base Rent and threshold dollar amounts of Room Revenues hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, the parties will instead mutually select, accept and use such other index or comparable statistics on the cost of living in Washington, D.C. that is computed and published by an agency of the United States or a responsible financial periodical of recognized authority.

3.2. Confirmation of Percentage Rate. Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices, and in accordance with generally accepted accounting principles and the Uniform System, that will accurately record all data necessary to compute Percentage Rent, and Lessee shall retain, for at least five years after the expiration of each Fiscal Year (and in any event until the reconciliation described in Section 3.1(d) for such Fiscal Year has been made), reasonably adequate records conforming to such accounting system showing all data necessary to compute Percentage Rent for the applicable Fiscal Years. Lessor, at its expense (except as provided hereinbelow), shall have the right from time to time by its accountants or representatives to audit the information that formed the basis for the data set forth in any Officer's Certificate provided under Section 3.1(d) and, in connection with such audits, to examine all Lessee's records (including supporting data, sales and excise tax returns and franchise reports) reasonably required to verify Percentage Rent, subject to any prohibitions or limitations on disclosure of any such data under Legal Requirements. If any such audit discloses a deficiency in the payment of Percentage Rent, and either Lessee agrees with the result of such audit or the matter is otherwise determined or compromised, Lessee shall forthwith pay to Lessor the amount of the deficiency, as finally agreed or determined, together with interest at the Overdue Rate from the date when said payment should have been made to the date of payment thereof; provided, however, that as to any audit that is commenced more than two years after the date Percentage Rent for any Fiscal Year is reported by Lessee to Lessor, the deficiency, if any, with respect to such Percentage Rent shall bear interest at the Overdue Rate only from the date such determination of deficiency is made unless such deficiency is the result of gross negligence or willful misconduct on the part of Lessee, in which case interest at the Overdue Rate will accrue from the date such payment should have been made to the date of payment thereof. If any such audit discloses that the Percentage Rent actually due from Lessee for any Fiscal Year exceed those reported by Lessee by more than 3%, Lessee shall pay the cost of such audit and examination. Any proprietary information obtained by Lessor pursuant to the provisions of this Section shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation between the parties and except further that Lessor may disclose such information to prospective lenders. The obligations of Lessee contained in this Section shall survive the expiration or earlier termination of this Lease.

3.3. Additional Charges. In addition to the Base Rent and Percentage Rent, (a) Lessee also will pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions (other than Impositions which are Lessor's obligations hereunder) and (b) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) of this
Section 3.3, Lessee also will promptly pay and discharge every fine, penalty, interest and cost that may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) of this Section 3.3 being additional rent hereunder and being referred to herein collectively as the "Additional Charges"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non- payment of the Additional Charges as in the case of non-payment of the Base Rent including, but not limited to, the right to pay such Additional Charges on behalf of Lessee and to require reimbursement thereof by Lessee, together with interest thereon at the Overdue Rate. If any installment of Base Rent, Percentage Rent or Additional Charges (but only as to those Additional Charges that are payable directly to Lessor) shall not be paid on its due date, Lessee will pay Lessor on demand, as Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Lessee pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due and Lessor shall pay same from monies received from Lessee.

3.4. Rent Payable Without Deduction. The Rent shall be paid to Lessor so that this Lease shall yield to Lessor the full amount of the installments of Base Rent, Percentage Rent and Additional Charges throughout the Term, all as more fully set forth in Article V, but subject to any other provisions of this Lease that expressly provide for adjustment or abatement of Rent or other charges or expressly provide that certain expenses or maintenance shall be paid or performed by Lessor.

3.5. Conversion of Property. If, during the Term, Lessee desires to provide food and beverage operations at the Facility (other than complimentary continental breakfast), Lessee shall give notice of such desire to Lessor. Lessor and Lessee shall then commence negotiations to adjust Rent to reflect the proposed change to the operation of the Facility, each acting reasonably and in good faith. All other terms of this Lease will remain substantially the same. During negotiations, which shall not extend beyond 60 days, Lessee shall not "convert" the Facility and shall continue fulfilling its obligations under the existing terms of this Lease. If no agreement is reached after such 60-day period, Lessee shall withdraw such notice and this Lease shall continue in full force.

         3.6. Budgets. Not later than sixty (60) days prior to the commencement of each Fiscal Year, Lessee shall submit the following Budgets to
Lessor:


(a) An operating budget  ("Operating  Budget")  prepared in accordance with this
Section 3.6(a), in substantially the form of Exhibit E attached hereto. The Operating Budget shall be prepared in good faith and otherwise in accordance with the Uniform System to the extent applicable and shall show by month and quarter and for the full Fiscal Year in the degree of detail specified by the Uniform System, the following:

(i) Lessee's reasonable estimate of Gross Revenues (including room rates and Room Revenues), Gross Operating Expenses, and Gross Operating Profits for the forthcoming Fiscal Year itemized on schedules on a quarterly basis as approved by Lessor and Lessee, as same may be revised or replaced from time to time by Lessee and approved by Lessor, together with the assumptions, in narrative form, forming the basis of such schedules.

(ii) An estimate of the amounts to be dedicated to routine, non-capital repair and maintenance.

(iii)    A cash flow projection.

(iv) Lessee's reasonable estimate of Percentage Rent by quarter for the Fiscal Year.

(v) A narrative description of the program for advertising and marketing the Hotel for the forthcoming Fiscal Year containing a detailed budget itemization of the proposed advertising expenditures by category and the assumptions, in narrative form, forming the basis of such budget itemizations.

(b) A capital budget ("Capital Budget") in substantially the form of Exhibit F attached hereto, containing a description in reasonable detail of the proposed Capital Improvements and an estimate of all amounts Lessor will be requested to provide for Capital Improvements to the Facility or any of its components for the Fiscal Year. The Capital Budget shall be prepared in accordance with the Uniform System to the extent applicable.

3.7. Approval of Capital Budget. Within thirty (30) days following submission of the Capital Budget to Lessor, Lessor shall give Lessee written notice either (a) that Lessor approves the Capital Budget or (b) indicating with reasonable specificity the respects in which Lessor objects to the Capital Budget. In the latter event, Lessor and Lessee shall act promptly, reasonably and in good faith to seek to resolve Lessor's objections. In the event that Lessor and Lessee fail to reach agreement with respect to the Capital Budget within thirty (30) days after receipt of Lessor's written notice, Lessee and Lessor shall refer any disputed Capital Budget matter to arbitration using procedures set forth in

Article XLI hereof and each party shall endeavor to cause such arbitration to be completed as quickly as possible, but in any event not later than six (6) months following referral to arbitration. In the event Lessor fails to deliver the notice set forth in this section within the required time period, the Capital Budget shall be deemed approved. Lessor shall be obligated to make all Capital Expenditures which are pursuant to a Capital Budget which has been approved or deemed approved in accordance with the procedures set forth above.

         3.8.     Capital Projects.

(a) The selection of all design professionals and contractors for capital projects shall be made by Lessor, after consultation with Lessee. (b) Lessor may require that all contracts in connection with capital projects be subject to competitive bidding procedures reasonably acceptable to Lessor. Lessor shall also have the right to review and approve all contract bids, whether competitively bid or not. Lessor may also retain, at its sole cost and expense, an inspecting architect or engineer to monitor costs, time, quality and performance for all capital projects.

3.9. Books and Records. Lessee shall keep full and adequate books of account and other records reflecting the results of operation of the Facility on an accrual basis, all in accordance with the Uniform System and generally accepted accounting principles and the obligations of Lessee under this Lease. The books of account and all other records relating to or reflecting the operation of the Facility shall be kept either at the Facility or at Lessee's offices in Pittsburgh, Pennsylvania or Orlando, Florida and shall be available to Lessor and its representatives and its auditors or accountants, at all reasonable times for examination, audit, inspection, and transcription. All of such books and records pertaining to the Facility, including, without limitation, books of account, guest records and front office records, at all times shall be the property of Lessor and shall not be removed from the Facility or Lessee's offices without Lessor's approval.



                                   ARTICLE IV

4.1. Payment of Impositions. Subject to Article XII relating to permitted contests, Lessee will pay, or cause to be paid, all Impositions (other than Real Estate Taxes and Personal Property Taxes, which shall be paid by Lessor) before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing or other authorities where feasible, and will promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and in such event, shall pay such installments during the Term hereof (subject to Lessee's right of contest pursuant to the provisions of Article XII) as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto. Lessor, at its expense, shall, to the extent required or permitted by applicable law, prepare and file all tax returns in respect of Lessor's net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes, Real Estate Taxes, Personal Property Taxes and taxes on its capital stock, and Lessee, at its expense, shall, to the extent required or permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any Imposition paid by Lessee, the same shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. If an Event of Default shall have occurred and be continuing, any such refund shall be paid over to or retained by Lessor. Any such funds retained by Lessor due to an Event of Default shall be applied as provided in Article XVI. Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. Lessee shall file all Personal Property Tax returns in such jurisdictions where it is legally required to so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property classified as personal property. Where Lessor is legally required to file Personal Property Tax returns, Lessee shall provide Lessor with copies of assessment notices in sufficient time for Lessor to file a protest. Lessor may, upon notice to Lessee, at Lessor's option and at Lessor's sole expense, protest, appeal, or institute such other proceedings (in its or Lessee's name) as Lessor may deem appropriate to effect a reduction of real estate or personal property assessments for those Impositions to be paid by Lessor, and Lessee, at Lessor's expense as aforesaid, shall fully cooperate with Lessor in such protest, appeal, or other action. Lessor hereby agrees to indemnify, defend, and hold harmless Lessee from and against any claims, obligations, and liabilities against or incurred by Lessee in connection with such cooperation. Billings for reimbursement of Personal Property Taxes by Lessee to Lessor shall be accompanied by copies of a bill therefor and payment thereof which identify the personal property with respect to which such payments are made. Lessor, however, reserves the right to effect any such protest, appeal or other action and, upon notice to Lessee, shall control any such activity, which shall then go forward at Lessor's sole expense. Upon such notice, Lessee, at Lessor's expense, shall cooperate fully with such activities.

4.2. Notice of Impositions. To the extent Lessor is notified of any Impositions, Lessor shall give prompt Notice to Lessee of such Impositions payable by Lessee hereunder, provided that Lessor's failure to give any such Notice shall in no way diminish Lessee's obligations hereunder to pay such

Impositions, but such failure shall obviate any default hereunder for a reasonable time after Lessee receives Notice of any Imposition which it is obligated to pay during the first taxing period applicable thereto.

4.3. Adjustment of Impositions. Impositions imposed in respect of the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee's obligation to pay its prorated share thereof after termination shall survive such termination.

4.4. Utility Charges. Lessee will be solely responsible for obtaining and maintaining utility services to the Leased Property and will pay or cause to be paid all charges for electricity, gas, oil, water, sewer and other utilities used in the Leased Property during the Term.


4.5. Insurance Premiums. Lessee will pay or cause to be paid all premiums for the insurance coverages required to be maintained by it under Article XIII.


4.6. Ground Rent. In the event that Lessor's interest in the Land is pursuant to a ground lease, Lessor shall be solely responsible for payment of any ground rent due with respect to the Leased Property, and shall promptly deliver to Lessee any default notice received by Lessor pursuant to the ground lease.

4.7. Franchise Fees. Lessee will pay or cause to be paid all franchise fees due and owing in accordance with the terms and conditions of the Franchise Agreement.


                                    ARTICLE V

5.1. No Termination, Abatement, etc. Except as otherwise specifically provided in this Lease, and except for loss of the Franchise Agreement solely by reason of any action or inaction by Lessor, Lessee, to the extent permitted by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the written consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of the Rent, or setoff against the Rent, nor shall the obligations of Lessee be otherwise affected by reason of (a) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof, (b) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property, or any portion thereof, or the interference with such use by any Person, corporation, partnership or other entity, or by reason of eviction by paramount title, (c) any claim which Lessee has or might have against Lessor by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee, or to which Lessor and Lessee are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of

Lessor, or (e) for any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights, arising from any occurrence whatsoever, which may now be conferred upon it by law to (1) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (2) entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

5.2.  Abatement  Procedures.  In the event of a partial  Taking as  described in
Section 15.5, the Lease shall not terminate, but the Base Rent shall be abated in the manner and to the extent that is fair, just and equitable to both Lessee and Lessor, taking into consideration, among other relevant factors, the number of usable rooms, the amount of square footage, or the revenues affected by such partial Taking. If Lessor and Lessee are unable to agree upon the amount of such abatement within 30 days after such partial Taking, the matter may be submitted by either party to arbitration in accordance with the provisions of Article XLI hereof for resolution.


                                   ARTICLE VI

6.1. Ownership of the Leased Property. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease.

6.2. Lessee's Personal Property. Lessee will acquire and maintain through the Term such Inventory as is required to operate the Leased Property in the manner contemplated by this Lease. Lessee may (and shall as provided hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of personal property (including Inventory) owned by Lessee. Lessee, at the commencement of the Term, and from time to time thereafter, shall provide Lessor with an accurate list of all such items of Lessee's personal property (collectively, the "Lessee's Personal Property"). Lessee may, subject to the first sentence of this Section 6.2 and the conditions set forth below, remove any of Lessee's Personal Property set forth on such list at any time during the Term or upon the expiration or any prior termination of the Term. All of Lessee's Personal Property, other than Inventory, not removed by Lessee within ten days following the expiration or earlier termination of the Term shall be considered abandoned by Lessee and may be appropriated, sold, destroyed, or otherwise disposed of by Lessor without first giving Notice thereof to Lessee, without any payment to Lessee and without any obligation to account therefor. Lessee will, at its expense, restore the Leased Property to the condition required by Section 9.1(d), including repair of all damage to the

Leased Property caused by the removal of Lessee's Personal Property, whether effected by Lessee or Lessor. Subject to Article XXXVII, upon the expiration or earlier termination of the Term, Lessor or its designee shall have the option to purchase all Inventory on hand at the Leased Property at the time of such expiration or termination for a sale price equal to the fair market value of such Inventory. Lessee may make such financing arrangements, title retention agreements, leases or other agreements with respect to the Lessee's Personal Property as it sees fit provided that Lessee first advises Lessor of any such arrangement and such arrangement expressly provides that in the event of Lessee's default thereunder, Lessor (or its designee) may assume Lessee's obligations and rights under such arrangement.

6.3. Lessor's Representations. Lessor represents and warrants that (a) Lessor has full partnership authority to grant to the Lessee the leasehold interest described in this Lease, and (b) that this Lease has been duly authorized by all necessary partnership action on behalf of Lessor and by all necessary trust action on behalf of the general partner of Lessor.

6.4. Lessee's Representations. Lessee represents and warrants that (a) Lessee is a validly existing corporation organized under the laws of the State of Tennessee and is qualified to do business in all states in which it is required to so qualify due to the nature of its business activities, (b) Lessee has the requisite power and authority to enter into this Lease and (c) this Lease has been duly authorized by all necessary corporate action on behalf of the Lessee.

6.5. Lessor's Lien. To the fullest extent permitted by applicable law, Lessor is granted a lien and security interest on all Lessee's personal property now or hereinafter placed in or upon the Leased Property, and such lien and security interest shall remain attached to such Lessee's personal property until payment in full of all Rent and satisfaction of all of Lessee's obligations hereunder; provided, however, Lessor shall subordinate its lien and security interest to that of any non-Affiliate of Lessee which finances such Lessee's personal property or any non-Affiliate conditional seller of such Lessee's personal property, the terms and conditions of such subordination to be satisfactory to Lessor in the exercise of reasonable discretion. Lessee shall, upon the request of Lessor, execute such financing statements or other documents or instruments reasonably requested by Lessor to perfect the lien and security interests herein granted.


                                   ARTICLE VII

7.1. Condition of the Leased Property. Lessee acknowledges receipt and delivery of possession of the Leased Property. Lessee has examined and otherwise has knowledge of the condition of the Leased Property and has found the same to be satisfactory for its purposes hereunder. Lessee is leasing the Leased Property "as is" in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT
OF THE LEASED PROPERTY, OR ANY PART THEREOF, EITHER AS TO ITS FITNESS

FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO IT.

7.2.     Use of the Leased Property.

(a) Lessee covenants that it will proceed with all due diligence and will exercise its best efforts to obtain and to maintain all approvals needed to use and operate the Leased Property and the Facility under applicable local, state and federal law.

(b) Lessee shall use or cause to be used the Leased Property only as a hotel facility, and for such other uses as may be necessary or incidental to such use or such other use as otherwise approved by Lessor (the "Primary Intended Use"). Lessee shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Lessor, which consent may be granted, denied or conditioned upon Lessor's sole discretion. No use shall be made or permitted to be made of the Leased Property, and no acts shall be done, which will cause the cancellation or increase the premium of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy satisfactory to Lessor is available and Lessee pays any premium increase), nor shall Lessee sell or permit to be kept, used or sold in or about the Leased
Property any article which may be prohibited by law or fire underwriter's regulations. Lessee shall, at its sole cost, comply with all of the requirements pertaining to the Leased Property of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering the Leased Property and Lessee's Personal Property. (c) Subject to the provisions of Articles XIV and XV, Lessee covenants and agrees that during the Term it will (1) operate continuously the Leased Property as a hotel facility, (2) keep in full force and effect and comply with all the provisions of the Franchise Agreement (except that Lessee shall have no obligation to complete any capital improvements to the Leased Property required by the franchisor unless the Lessor funds the costs thereof), (3) not terminate or amend the Franchise Agreement without the consent of Lessor, (4) maintain appropriate certifications and licenses for such use and (5) will seek to maximize the Gross Revenues generated therefrom consistent with sound business practices.

(d) Lessee shall not commit or suffer to be committed any waste on the Leased Property, or in the Facility, nor shall Lessee cause or permit any nuisance thereon. (e) Lessee shall neither suffer nor permit the Leased Property or any portion thereof, or Lessee's Personal Property, to be used in such a manner as
(1) might reasonably tend to impair Lessor's (or Lessee's, as the case may be) title thereto or to any portion thereof, or (2) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof, except as necessary in the ordinary and prudent operation of the Facility on the Leased Property. (f) Lessee agrees to deliver to Lessor upon request by Lessor from time to time a list of hotels and motels (and locations) owned or managed by Lessee and its Affiliates.

7.3. Lessor to Grant Easements, etc. Lessor will, from time to time, so long as no Event of Default has occurred and is continuing, at the request of Lessee and at Lessee's cost and expense (but subject to the approval of Lessor, which approval shall not be unreasonably withheld or delayed), (a) grant easements and other rights in the nature of easements with respect to the Leased Property to third parties, (b) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property, (c) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes, (d) execute petitions to have the Leased Property annexed to any municipal corporation or utility district, (e) execute amendments to any covenants and restrictions affecting the Leased Property and (f) execute and deliver to any person any instrument appropriate to confirm or effect such grants, releases, dedications, transfers, petitions and amendments (to the extent of its interests in the Leased Property), but only upon delivery to Lessor of an Officer's Certificate stating that such grant, release, dedication, transfer, petition or amendment does not interfere with the proper conduct of the business of Lessee on the Leased Property and does not materially reduce the value of the Leased Property.





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





                                  ARTICLE VIII

8.1. Compliance with Legal and Insurance Requirements, etc. Subject to Section 8.3(b) below and Article XII relating to permitted contests, Lessee, at its expense, will promptly (a) comply with all applicable Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property, and (b) procure, maintain and comply with all appropriate licenses and other authorizations required for any use of the Leased Property and Lessee's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

8.2. Legal Requirement Covenants. Subject to Section 8.3(b) below, Lessee covenants and agrees that the Leased Property and Lessee's Personal Property shall not be used for any unlawful purpose, and that Lessee shall not permit or suffer to exist any unlawful use of the Leased Property by others. Lessee shall acquire and maintain all appropriate licenses, certifications, permits and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use, and any other lawful use conducted on the Leased Property as may be permitted from time to time hereunder. Lessee further covenants and agrees that Lessee's use of the Leased Property and maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all Legal Requirements, unless the same are finally determined by a court of competent jurisdiction to be unlawful (and Lessee shall cause all such sub-tenants, invitees or others to so comply with all Legal Requirements). Lessee may, however, upon prior Notice to Lessor, contest the legality or applicability of any such Legal Requirement or any licensure or certification decision if Lessee maintains such action in good faith, with due diligence, without prejudice to Lessor's rights hereunder, and at Lessee's sole expense. If by the terms of any such Legal Requirement compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Facility or Lessee's leasehold interest therein and without subjecting Lessee or Lessor to any liability, civil or criminal, for failure so to comply therewith, Lessee may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil or criminal liability would be incurred by reason of any such delay, Lessee, on the prior written consent of Lessor, which consent shall not be unreasonably withheld, may nonetheless contest as aforesaid and delay as aforesaid provided that such delay would not subject Lessor to criminal liability and Lessee both (a) furnishes to Lessor security reasonably satisfactory to Lessor against any loss or injury by reason of such contest or delay and (b) prosecutes the contest with due diligence and in good faith.

8.3. Environmental Covenants. Lessor and Lessee (in addition to, and not in diminution of, Lessee's covenants and undertakings in Sections 8.1 and 8.2 hereof) covenant and agree as follows:

(a) At all times hereafter until the later of (i) such time as all liabilities, duties or obligations of Lessee to the Lessor under the Leases have



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





been satisfied in full and (ii) such time as Lessee completely vacates the Leased Property and surrenders possession of the same to Lessor, Lessee shall fully comply with all Environmental Laws applicable to the Leased Property and the operations thereon. Lessee agrees to give Lessor prompt written notice of
(1) all Environmental Liabilities; (2) all pending, threatened or anticipated Proceedings, and all notices, demands, requests or investigations, relating to any Environmental Liability or relating to the issuance, revocation or change in any Environmental Authorization required for operation of the Leased Property; (3) all Releases at, on, in, under or in any way affecting the Leased Property, or any Release known by Lessee at, on, in or under any property adjacent to the Leased Property; and (4) all facts, events or conditions that could reasonably lead to the occurrence of any of the above-referenced matters.

(b) Lessor hereby agrees to defend, indemnify and save harmless any and all Lessee Indemnified Parties from and against any and all Environmental Liabilities other than Environmental Liabilities which were caused by the acts, or grossly negligent failures to act, of Lessee.

(c) Lessee hereby agrees to defend, indemnify and save harmless any and all Lessor Indemnified Parties from and against any and all Environmental Liabilities which were caused by the acts, or grossly negligent failures to act, of Lessee.

(d) If any Proceeding is brought against any Indemnified Party in respect of an Environmental Liability with respect to which such Indemnified Party may claim indemnification under either Section 8.3(b) or (c), the Indemnifying Party, upon request, shall at its sole expense resist and defend such Proceedings, or cause the same to be resisted and defended by counsel designated by the Indemnified Party and approved by the Indemnifying Party, which approval shall not be unreasonably withheld; provided, however, that such approval shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. Each Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel will be at the sole expense of such Indemnified Party unless such counsel has been approved by the Indemnifying Party, which approval shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement of any such Proceeding made without its consent, which shall not be unreasonably withheld, but if settled with the consent of the Indemnifying Party, or if settled without its consent (if its consent shall be unreasonably withheld), or if there be a final nonappealable judgment for an adversary party in any such Proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Parties from and against any liabilities incurred by such Indemnified Parties by reason of such settlement or judgment.

(e) At any time any Indemnified Party has reason to believe circumstances exist which could reasonably result in an Environmental Liability, upon reasonable prior written notice to

Lessee stating such Indemnified Party's basis for such belief, an Indemnified Party shall be given immediate access to the Leased Property (including, but not limited to, the right to enter upon, investigate, drill wells, take soil borings, excavate, monitor, test, cap and use available land for the testing of remedial technologies), Lessee's employees, and to all relevant documents and records regarding the matter as to which a responsibility, liability or obligation is asserted or which is the subject of any Proceeding; provided that such access may be conditioned or restricted as may be reasonably necessary to ensure compliance with law and the safety of personnel and facilities or to protect confidential or privileged information. All Indemnified Parties requesting such immediate access and cooperation shall endeavor to coordinate such efforts to result in as minimal interruption of the operation of the Leased Property as practicable.

(f) The indemnification rights and obligations provided for in this Article VIII shall be in addition to any indemnification rights and obligations provided for elsewhere in this Lease. (g) The indemnification rights and obligations provided for in this Article VIII shall survive the termination of this Agreement.

For purposes of this Section 8.3, all amounts for which any Indemnified Party seeks indemnification shall be computed net of (a) any actual income tax benefit resulting therefrom to such Indemnified Party, (b) any insurance proceeds received (net of tax effects) with respect thereto, and (c) any amounts recovered (net of tax effects) from any third parties based on claims the Indemnified Party has against such third parties which reduce the damages that would otherwise be sustained; provided that in all cases, the timing of the receipt or realization of insurance proceeds or income tax benefits or recoveries from third parties shall be taken into account in determining the amount of reduction of damages. Each Indemnified Party agrees to use its reasonable efforts to pursue, or assign to Lessee or Lessor, as the case may be, any claims or rights it may have against any third party which would materially reduce the amount of damages otherwise incurred by such Indemnified Party.

Notwithstanding anything to the contrary contained in this Lease, if Lessor shall become entitled to the possession of the Leased Property by virtue of the termination of the Lease or repossession of the Leased Property, then Lessor may assign its indemnification rights under Section 8.3 of this Lease (but not any other rights hereunder) to any Person to whom the Lessor subsequently transfers the Leased Property, subject to the following conditions and limitations, each of which shall be deemed to be incorporated into the terms of such assignment, whether or not specifically referred to therein:

(1) The indemnification rights referred to in this section may be assigned only if a known Environmental Liability then exists or if a Proceeding is then pending or, to the knowledge of Lessee or Lessor, then threatened with respect to the Leased Property;

(2) Such indemnification rights shall be limited to Environmental Liabilities relating to or specifically affecting the Leased Property; and

(3) Any assignment of such indemnification rights shall be limited to the immediate transferee of Lessor and shall not extend to any such transferee's successors or assigns.

                                   ARTICLE IX

         9.1.     Maintenance and Repair.

(a) Unless caused by Lessee's negligence or willful misconduct or that of its employees or agents, Lessee shall not be required to bear the cost of any Capital Improvements, including (without limitation) Capital Improvements required by the Franchisor under the Franchise Agreement. Lessor shall be responsible for all Capital Expenditures, subject to (i) Lessor's right to approve all Capital Expenditures, in connection with Lessor's approval or deemed approval of the Capital Budget pursuant to Section 3.7 and (ii) Lessor's right in its sole discretion to refuse to make any Capital Expenditure required by the Franchisor; provided that, if such refusal results in a default under or termination of the Franchise Agreement, Lessor shall be responsible for all damages, termination payments payable by Lessee under the terms of the Franchise Agreement, application fees for a new franchise license approved by Lessor, increased royalty fees and other costs arising out of such refusal or out of the resulting need to apply for and enter into a substitute franchise license agreement. Except as set forth in the preceding sentence, nothing herein shall be construed to require Lessor to build or rebuild any improvement on the Leased Property, or to fund any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, in connection with this Lease, or to maintain the Leased Property in any way. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted. Lessor shall have the right to give, record and post, as appropriate, notices of nonresponsibility under any mechanic's lien laws now or hereafter existing. (b) Lessee will keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto that are under Lessee's control, including windows and plate glass, parking lots, mechanical, electrical and plumbing systems and equipment (including conduit and ductwork), and non-load bearing interior walls, in good order and repair, except for ordinary wear and tear (whether or not the need for such repairs occurred as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, or any portion thereof), and, except as otherwise provided in Articles XIV or XV, with reasonable promptness, make all necessary and appropriate repairs, replacements, and improvements thereto of every kind and nature, whether interior or exterior, ordinary or extraordinary, foreseen or unforeseen, or arising by reason of a condition existing prior to the commencement of the Term of this Lease (concealed or otherwise), or required by any governmental agency having jurisdiction over the Leased Property, except as to the structural elements of the Leased Improvements. Lessee, however, shall be permitted to prosecute claims against Lessor's predecessors in title for breach of any representation or warranty or for any latent defects in the Leased Property to be maintained by Lessee unless Lessor is already diligently pursuing such a claim. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work. Lessee will not take or omit to take any action, the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof for its Primary Intended Use. Notwithstanding any other provision of this Lease, however, other than under Articles XIV and XV on the conditions set forth therein, Lessee shall not be required to bear the costs of complying with this section with respect to items classified as capital items under U.S. generally accepted accounting principles, but shall be required to comply with this section as to such items if and to the extent that amounts made available therefor by Lessor from the reserve required to be established by Lessor under Article XXXIX or are otherwise provided by Lessor. (c) Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof, or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property, or any portion thereof.

(d) Lessee will, upon the expiration or prior termination of the Term, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Leased Property in accordance with Section 9.1(b) above during the entire Term of the Lease, or damage by casualty or Condemnation (subject to the obligations of Lessee to restore or repair as set forth herein).

9.2. Encroachments, Restriction, Etc. If any of the Leased Improvements, at any time, materially encroach upon any property, street or right-of-way adjacent to the Leased Property, or violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting the Leased Property, or any part thereof, or impair the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Lessor or at the behest of any person affected by any such encroachment, violation or impairment, Lessee shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment and in such case, in the event of an adverse final



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





determination, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee or (b) make such changes in the Leased Improvements, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such violation, impairment or encroachment. Any such alteration shall be made in conformity with the applicable requirements of Article X. Lessee's obligations under this Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance held by Lessor.


                                    ARTICLE X

10.1. Alterations. After receiving approval of Lessor, which approval shall not be unreasonably withheld, Lessee shall have the right to make such additions, modifications or improvements to the Leased Property from time to time as Lessee deems desirable for its permitted uses and purposes, provided that such action will not significantly alter the character or purposes or significantly detract from the value or operating efficiency thereof and will not significantly impair the revenue-producing capability of the Leased Property or adversely affect the ability of the Lessee to comply with the provisions of this Lease. The cost of such additions, modifications or improvements to the Leased Property shall be paid by Lessee, and all such additions, modifications and improvements shall, without payment by Lessor at any time, be included under the terms of this Lease and upon expiration or earlier termination of this Lease shall pass to and become the property of Lessor. Nothing set forth in this Section 10.1 is intended to abrogate or limit Lessor's obligations to make Capital Expenditures as set forth in the approved Capital Budget pursuant to Section 3.7.

10.2. Salvage. All materials which are scrapped or removed in connection with the making of repairs required by Articles IX or X shall be or become the property of Lessor or Lessee depending on which party is paying for or providing the financing for such work.

10.3. Joint Use Agreements. If Lessee constructs additional improvements that are connected to the Leased Property or share maintenance facilities, HVAC, electrical, plumbing or other systems, utilities, parking or other amenities, the parties shall enter into a mutually agreeable cross-easement or joint use agreement, the form of which has been approved in advance by Lessor, to make available necessary services and facilities in connection with such additional improvements, to protect each of their respective interests in the properties affected, and to provide for separate ownership, use, and/or financing of such improvements.

                                   ARTICLE XI

         Liens. Subject to the provision of Article XII relating to permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease, (b) the matters, if any, included as exceptions in the title policy insuring Lessor's interest in the Leased Property, (c) restrictions, liens and other encumbrances which are consented to in writing by Lessor or any easements granted pursuant to the provisions of Section 7.3 of this Lease, (d) liens for those taxes upon Lessor which Lessee is not required to pay hereunder, (e) subleases permitted by Article XXIII hereof, (f) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or (2) such liens are in the process of being contested as permitted by
Article XII, (g) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due, provided that (1) the payment of such sums shall not be postponed under any related contract for more than 60 days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor or (2) any such liens are in the process of being contested as permitted by Article XII hereof, and (h) any liens which are the responsibility of Lessor pursuant to the provisions of
Article XXXIV of this Lease.


                                   ARTICLE XII

         Permitted Contests. Lessee shall have the right to contest the amount or validity of any Imposition to be paid by Lessee or any Legal Requirement or Insurance Requirement or any lien, attachment, levy, encumbrance, charge or claim ("Claims") not otherwise permitted by Article XI, by appropriate legal proceedings in good faith and with due diligence (but this shall not be deemed or construed in any way to relieve, modify or extend Lessee's covenants to pay or its covenants to cause to be paid any such charges at the time and in the manner as in this Article provided), on condition, however, that such legal proceedings shall not operate to relieve Lessee from its obligations hereunder and shall not cause the sale or risk the loss of any portion of the Leased Property, or any part thereof, or cause Lessor or Lessee to be in default under any mortgage, deed of trust, security deed or other agreement encumbering the Leased Property or any interest therein. Upon the request of Lessor, Lessee shall either (a) provide a bond or other assurance reasonably satisfactory to Lessor that all Claims which may be assessed against the Leased Property together with interest and penalties, if any, thereon will be paid, or (b) deposit within the time otherwise required for payment with a bank or trust company as trustee upon terms reasonably satisfactory to Lessor, as security for the payment of such Claims, money in an amount sufficient to pay the same, together with interest and penalties in connection therewith, as to all Claims which may be assessed against or become a Claim on the Leased Property, or any part thereof, in said legal proceedings. Lessee shall furnish Lessor and any lender of Lessor with reasonable evidence of such deposit within five days of the same. Lessor agrees to join in any such proceedings if the same be required to legally prosecute such contest of the validity of such Claims; provided, however, that Lessor shall not thereby be subject to any liability for the payment of any costs or expenses in connection with any proceedings brought by Lessee; and Lessee covenants to indemnify and save harmless Lessor from any such costs or expenses. Lessee shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Lessee or paid by Lessor and for which Lessor has been fully reimbursed. In the event that Lessee fails to pay any Claims when due or to provide the security therefor as provded in this paragraph and to diligently prosecute any contest of the same, Lessor may, upon ten (10) days' advance Notice to Lessee, pay such charges together with any interest and penalties and the same shall be repayable by Lessee to Lessor as Additional Charges at the next Payment Date provided for in this Lease; provided, however, that should Lessor reasonably determine that the giving of such Notice would risk loss to the Leased Property or cause damage to Lessor, then Lessor shall give such Notice as is practical under the circumstances. Lessor reserves the right to contest any of the Claims at its expense not pursued by Lessee. Lessor and Lessee agree to cooperate in coordinating the contest of any claims.

                                  ARTICLE XIII

         13.1.    General Insurance Requirements.

         During the Term of this Lease, Lessee shall at all times keep the Leased Property insured with the kinds and amounts of insurance described below. This insurance shall be written by qualified, solvent companies which can legally write insurance in the State. The policies must name Lessor as the insured or as an additional named insured, as the case may be. Losses shall be payable to Lessor or Lessee as provided in this Lease. Subject to Section 13.10, any loss adjustment with respect to the insurance coverages set forth in items
(a), (b) and (c), below shall require the written consent of Lessor and Lessee, each acting reasonably and in good faith. Evidence of insurance shall be deposited with Lessor. The policies on the Leased Property, including the Leased Improvements, Fixtures and Lessee's Personal Property, shall include:

(a) Building insurance of risks on the "Special Form" or "All Risk Form" in an amount not less than 100% of the then full replacement cost thereof (as defined in Section 13.3) or such other amount which is acceptable to Lessor, and personal property insurance on the "Special Form" or "All Risk Form" in the full amount of the replacement cost thereof;

                  (b) Earthquake and flood insurance in reasonable and adequate amounts as mutually agreed by Lessor and Lessee.

                  (c) Insurance for loss or damage (direct and indirect) from steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the Facility, in the minimum amount of $5,000,000 or in such greater amounts as are then customary or as may be reasonably requested by Lessor from time to time;

                  (d) Loss of income insurance on the "Special Form" or "All Risk Form", in the amount of the greater of (i) one year of Base Rent or (ii) the prior Fiscal Year's Base Rent plus Percentage Rent for the benefit of Lessor, and business income or business interruption insurance on the "Special Form" or "All Risk Form" in amounts not less than one year of gross profit, for the benefit of Lessee;

                  (e) Commercial general liability insurance, with amounts not less than $10,000,000 covering each of the following: bodily injury, death, or property damage liability per occurrence, personal and advertising injury, general aggregate, products and completed operations, with respect to Lessor, and liquor law or "dram shop" liability, if liquor or alcoholic beverages are served on the Leased Property, with respect to Lessor and Lessee;

                  (f) Insurance covering such other hazards and in such amounts as may be customary for comparable properties in the area of the Leased Property and is available from insurance companies, insurance pools or other appropriate companies authorized to do business in the State at rates which are economically practicable in relation to the risks covered as may be reasonably requested by Lessor;

                  (g) Fidelity bonds with limits and deductibles as may be reasonably requested by Lessor, covering Lessee's employees in job classifications normally bonded under prudent hotel management practices in the United States or otherwise required by law;

                  (h) Worker's compensation insurance to the extent necessary to protect Lessor and the Leased Property against Lessee's worker's compensation claims;

                  (i) Vehicle liability insurance for owned, non-owned, and hired vehicles, in the amount of $1,000,000; and

                  (j) Such other insurance as Lessor may reasonably request for facilities such as the Leased Property and the operation thereof.

         13.2. Responsibility for Premiums. Lessee shall keep in force the foregoing insurance coverage at its expense.

         13.3. Replacement Cost. The term "full replacement cost" as used herein shall mean the actual replacement cost of the Leased Property requiring replacement from time to time including an increased cost of construction endorsement, if available, and the cost of debris removal. In the event either party believes that full replacement cost (the then-replacement cost less such exclusions) has increased or decreased at any time during the Lease Term, it shall have the right to have such full replacement cost re-determined.

         13.4. Workers' Compensation. Lessee, at its sole cost, shall at all times maintain adequate workers' compensation insurance coverage for all persons employed by Lessee on the Leased Property. Such workers' compensation insurance shall be in accordance with the requirements of applicable local, state and federal law.

         13.5. Waiver of Subrogation. All insurance policies carried by Lessor or Lessee covering the Leased Property, the Fixtures, the Facility or Lessee's Personal Property, including, without limitation, contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. The parties hereto agree that their policies will include such waiver clause or endorsement so long as the same are obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may pay the same, but shall not be obligated to do so.

         13.6. Form Satisfactory, etc. All of the policies of insurance referred to in this Article XIII shall be written in a form, with deductibles and by insurance companies reasonably satisfactory to Lessor; provided, however, that the qualitative financial condition and operating performance (or claims-paying ability) of such insurance companies must be rated in at least the third highest rating category of a nationally recognized statistical rating organization or rated at least A:VIII by A.M. Best. Lessee shall be permitted to acquire insurance through insurance companies which are Affiliates of Lessee and which otherwise satisfy the requirements of this Article XIII, provided that the terms of such insurance shall be no more favorable to such Affiliates than would the same insurance if purchased from an independent third party. Lessee shall pay all of the premiums therefor, and deliver such policies or certificates thereof to Lessor prior to their effective date (and, with respect to any renewal policy, 30 days prior to the expiration of the existing policy), and in the event of the failure of Lessee either to effect such insurance as herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Lessor at the times required, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums thereon, and Lessee shall reimburse Lessor for any premium or premiums paid by Lessor for the coverages required under this Section upon written demand therefor, and Lessee's failure to repay the same within 30 days after Notice of such failure from Lessor shall constitute an Event of Default within the meaning of Section 16.1(b). Each insurer mentioned in this Article XIII shall agree, by endorsement to the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor thirty (30) days' written notice before the policy or policies in question shall be materially altered, allowed to expire or canceled.

         13.7. Increase in Limits. If either Lessor or Lessee at any time deems the limits of the personal injury or property damage under the comprehensive public liability insurance then carried to be either excessive or insufficient, Lessor and Lessee shall endeavor in good faith to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section.

         13.8. Blanket Policy. Notwithstanding anything to the contrary contained in this Article XIII, Lessee may bring the insurance provided for herein within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee; provided, however, that the coverage afforded to Lessor and Lessee will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are otherwise satisfied.

         13.9. Separate Insurance. Lessee shall not on Lessee's own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties have an insurable interest in the subject matter of the insurance, including in all cases Lessor, are included therein as additional insured, and the loss is payable under such additional separate insurance in the same manner as losses are payable under this Lease. Lessee shall immediately notify Lessor that Lessee has obtained any such separate insurance or of the increasing of any of the amounts of the then existing insurance.

         13.10. Reports On Insurance Claims. Lessee shall promptly investigate and make a complete and timely written report to the appropriate insurance company, as to all accidents, claims for damage relating to the ownership, operation, and maintenance of the Leased Property, any damage or destruction to the Leased Property and the estimated cost of repair thereof and shall prepare any and all reports required by any insurance company in connection therewith. All such reports shall be timely filed with the insurance company as required under the terms of the insurance policy involved, and a final copy of such report shall be furnished to Lessor. Lessee shall not adjust, settle, or compromise any insurance loss, or execute proofs of such loss, with respect to the insurance coverages set forth in Subsections 13.1(a), 13.1(b) or 13.1(c), in the aggregate amount of $10,000 or more, with respect to any single casualty or other event, without the prior written consent of Lessor, which consent shall not be unreasonably withheld, delayed or conditioned.


                                   ARTICLE XIV

         14.1. Insurance Proceeds. Subject to the provisions of Section 14.6, all proceeds payable by reason of any loss or damage to the Leased Property, or any portion thereof, and insured under any policy of insurance required by
Article XIII of this Lease shall be paid to Lessor and held in trust by Lessor in an interest-bearing account, shall be made available, if applicable, for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof, and, if applicable, shall be paid out by Lessor from time to time for the
reasonable  costs  of  such   reconstruction  or  repair  upon  satisfaction  of
reasonable terms and conditions specified by Lessor. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property shall be equitably apportioned between Lessor and Lessee in proportion to the then fair market values of the respective estates and interests of Lessor and Lessee in and to the Leased Property and under this Lease. If neither Lessor nor Lessee is required or elects to repair and restore, and the Lease is terminated without purchase by Lessee as described in Section 14.2, all such insurance proceeds shall be retained by Lessor. All salvage resulting from any risk covered by insurance shall belong to Lessor.

         14.2. Reconstruction in the Event of Damage or Destruction Covered by Insurance.

(a) Except as provided in Section 14.6, if during the Term the Leased Property is totally or partially destroyed by a risk covered by the insurance described in Article XIII and the Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee may, at Lessee's option, either (1) restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease (subject to the provisions of Section 14.2(c)), or (2) terminate the Lease with respect to the Leased Property without further liability hereunder and all insurance proceeds shall be equitably apportioned between Lessor and Lessee in proportion to the then fair market values of the respective estates and interests of Lessor and Lessee in and to the Leased Property and under this Lease. If this Lease terminates pursuant to this Section 14.2(a), the Lessee shall pay all Rent due through the date of such termination. If Lessee restores the facility, the insurance proceeds shall be paid out by Lessor from time to time for the reasonable costs of such restoration upon satisfaction of reasonable terms and conditions, and any excess proceeds remaining after such restoration shall be equitably apportioned between Lessor and Lessee in proportion to the then fair market values of the respective estates and interests of Lessor and Lessee in and to the Leased Property and under this Lease.

                  (b) Except as provided in Section 14.6, if during the Term the Leased Property is partially destroyed by a risk covered by the insurance described in Article XIII, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease, subject to the provisions of Section 14.2(c). Such damage or destruction shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time obtain all necessary government approvals, including building permits, licenses and conditional use permits, after diligent efforts to do so, to perform all required repair and restoration work and to operate the Facility for its Primary Intended Use in substantially the same manner as that existing immediately prior to such damage or destruction and otherwise in accordance with the terms of the Lease, Lessee may give Lessor written notice of termination of the Lease (without affecting any other Leases then in effect between Lessor and Lessee) and terminate this Lease with respect to the Leased Property without further liability hereunder other than for accrued obligations hereunder and any other obligations which survive the termination of this Lease and Lessor shall be entitled to retain all insurance proceeds. If Lessee restores the Facility, the insurance proceeds shall be paid out by Lessor from time to time for the reasonable costs of such restoration upon satisfaction of reasonable terms and conditions specified by Lessor, and any excess proceeds remaining after such restoration shall be equitably apportioned between Lessor and Lessee in proportion to the then fair market values of the respective estates and interests of Lessor and Lessee in and to the Leased Property and under this Lease.

                  (c) If the estimated cost of the repair or restoration exceeds the amount of proceeds received by Lessor and Lessee from the insurance required under Article XIII (other than as a result of Lessee's failure to maintain the types and amounts of insurance coverage required by Article XIII), and Lessee indicates a desire to restore the Facility if adequate funds were made available, then if Lessor elects to direct Lessee to make such repairs or restoration, Lessor shall be obligated to contribute any excess amounts needed to restore the Facility prior to the commencement of work thereon. Such difference to be held in trust, together with any other insurance proceeds, for application to the cost of repair and restoration, shall be paid by Lessor to Lessee promptly after Lessor receives Lessee's written invoice therefor. In the event Lessee indicates a desire to restore the Facility but Lessor declines to provide the additional funds necessary to do so, each of Lessor or Lessee shall have the right to terminate this Lease as to the Facility in question, without in any way affecting this Lease with respect to any other Leased Property, by giving notice to the other. Upon such termination all insurance proceeds with respect to the Leased Property in question shall be retained by Lessor.

         14.3. Reconstruction in the Event of Damage or Destruction Not Covered by Insurance. Except as provided in Section 14.6, if during the Term the Facility is totally or substantially destroyed by a risk not covered by the insurance described in Article XIII, whether or not such damage or destruction renders the Facility Unsuitable for its Primary Intended Use, Lessee at its option may either (a) restore the Facility to substantially the same condition it was in immediately before such damage or destruction and such damage or destruction shall not terminate this Lease (subject to the provisions of Section 14.2(c)), or (b) terminate the Lease with respect to the Leased Property without further liability hereunder. If such damage or destruction is not material, Lessee shall restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease, and such damage or destruction shall not terminate the Lease.

         14.4. Lessee's Property. All insurance proceeds payable by reason of any loss of or damage to any of Lessee's Personal Property shall be paid to Lessee; provided, however, no such payments shall diminish or reduce the insurance payments otherwise payable to or for the benefit of Lessor hereunder.

         14.5. Abatement of Rent. Any damage or destruction due to casualty notwithstanding, this Lease shall remain in full force and effect provided that Lessee's obligation to make rental payments and to pay all other charges required by this Lease shall not abate during the period required for the applicable repair and restoration; provided that the Lessee shall receive a credit against such rental payments and other charges in an amount equal to any loss of income insurance proceeds actually received by Lessor pursuant to any loss of income insurance pursuant to Section 13.1(d).

         14.6.  Damage  Near  End of Term.  Notwithstanding  any  provisions  of
Section 14.2 or 14.3 appearing to the contrary, if damage to or destruction of the Facility rendering it Unsuitable for its Primary Intended Use occurs during the last 24 months of the Term, then Lessee shall have the right to terminate this Lease by giving written notice to Lessor within thirty (30) days after the date of damage or destruction, whereupon all accrued Rent shall be paid immediately, and this Lease shall automatically terminate five days after the date of such notice, without any further liability by Lessee to Lessor other than liabilities that expressly survive a termination of this Lease.

         14.7. Waiver. Lessee hereby waives any statutory rights of termination that may arise by reason of any damage or destruction of the Facility that Lessor is obligated to restore or may restore under any of the provisions of this Lease.


                                   ARTICLE XV

         15.1.    Definitions.

(a) "Condemnation" means a Taking resulting from (1) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor, and (2) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

(b) "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.

(c) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

(d) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

         15.2. Parties' Rights and Obligations. If during the Term there is any Condemnation of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of Lessor and Lessee shall be determined by this Article XV.

         15.3. Total Taking. If title to the fee of the whole of the Leased Property is condemned by any Condemnor, this Lease shall cease and terminate as of the Date of Taking by the Condemnor. If title to the fee of less than the whole of the Leased Property is so taken or condemned, which nevertheless renders the Leased Property Unsuitable or Uneconomic for its Primary Intended Use, Lessee and Lessor shall each have the option, by notice to the other, at any time prior to the Date of Taking, to terminate this Lease as of the Date of Taking. Upon such date, if such Notice has been given, this Lease shall thereupon cease and terminate. All Base Rent, Percentage Rent and Additional Charges paid or payable by Lessee hereunder shall be apportioned as of the Date of Taking, and Lessee shall promptly pay Lessor such amounts.

         15.4. Allocation of Award. The total Award made with respect to the Leased Property or for loss of rent, or for Lessor's loss of business beyond the Term, shall be solely the property of and payable to Lessor. Any Award made for loss of Lessee's business during the remaining Term, if any, for the taking of Lessee's Personal Property, or for removal and relocation expenses of Lessee in any such proceedings shall be the sole property of and payable to Lessee. In any Condemnation proceedings Lessor and Lessee shall each seek its Award in conformity herewith, at its respective expense; provided, however, neither party shall initiate, prosecute or acquiesce in any proceedings that may result in a diminution of any Award payable to the other party.

         15.5. Partial Taking. If title to less than the whole of the Leased Property is condemned, and the Leased Property is still suitable for its Primary Intended Use and not Uneconomic for its Primary Intended Use, or if Lessee or Lessor is entitled but neither elects to terminate this Lease as provided in
Section 15.3, Lessee at its cost shall with all reasonable dispatch, but only to the extent of any condemnation awards made available to Lessee and any other sums advanced by Lessor pursuant to the next sentence, restore the untaken portion of any Leased Improvements so that such Leased Improvements constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to the Condemnation. If the condemnation awards are not adequate to restore the Facility to that condition, each of Lessor and Lessee shall have the right to terminate this

Lease, without in any way affecting any other leases in effect between Lessor and Lessee, by giving Notice to the other; provided, however that, if such termination is by Lessee, Lessor shall have the right, in its sole discretion, to nullify the termination and keep this Lease in full force by providing, within thirty (30) days after Lessee's Notice of termination, a Notice to Lessee of Lessor's unconditional, legally binding obligation to be responsible for all restoration costs in excess of the condemnation awards. If this Lease is not terminated and Lessee restores the Facility, the condemnation awards, and any other sums made available by Lessor as aforesaid, shall be held in trust by Lessor and paid out by Lessor from time to time for the reasonable costs of such restoration upon satisfaction of reasonable terms and conditions, and any excess awards remaining after such restoration shall be retained by Lessor unless the partial condemnation materially impairs the operations or financial performance of the Facility, in which latter event the award shall be equitably apportioned between Lessor and Lessee in proportion to the then fair market values of the respective estates and interests of Lessor and Lessee in and to the Leased Property and under this Lease.

         15.6. Temporary Taking. If the whole or any part of the Leased Property or of Lessee's interest under this Lease is condemned by any Condemnor for its temporary use or occupancy, this Lease shall not terminate by reason thereof, and Lessee shall continue to pay, in the manner and at the terms herein specified, the full amounts of Base Rent and Additional Charges. In addition, Lessee shall pay Percentage Rent at a rate equal to the average Percentage Rent during the last three preceding Fiscal Years (or if three Fiscal Years shall not have elapsed, the average during the preceding Fiscal Years). Except only to the extent that Lessee may be prevented from so doing pursuant to the terms of the order of the Condemnor, Lessee shall continue to perform and observe all of the other terms, covenants, conditions and obligations hereof on the part of the Lessee to be performed and observed, as though such Condemnation had not occurred. In the event of any Condemnation as in this Section 15.6 described, the entire amount of any Award made for such Condemnation allocable to the Term of this Lease, whether paid by way of damages, rent or otherwise, shall be paid to Lessee. Lessee covenants that upon the termination of any such period of temporary use or occupancy it will, at its sole cost and expense (subject to Lessor's contribution as set forth below), restore the Leased Property as nearly as may be reasonably possible to the condition in which the same was immediately prior to such Condemnation, unless such period of temporary use of occupancy extends beyond the expiration of the Term, in which case Lessee shall not be required to make such restoration. If restoration is required hereunder, Lessor shall contribute to the cost of such restoration that portion of its entire Award that is specifically allocated to such restoration in the judgment or order of the court, if any, and Lessee shall fund the balance of such costs.

                                   ARTICLE XVI

         16.1. Events of Default. If any one or more of the following events (individually, an "Event of Default") occurs:

(a) if an Event of Default occurs under any Other Lease between Lessor and its Affiliate, as lessor, and Lessee; or (b) if Lessee fails to make payment of the Base Rent, Percentage Rent or Additional Charges within ten (10) days after written notice from Lessor that the same has become due and payable; or (c) except as set forth in Sections 16.1(b), if either party fails to observe or perform any other term, covenant or condition of this Lease and such failure is not cured by such party within a period of thirty (30) days after receipt by such party of Notice thereof from the other party, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case it shall not be deemed an Event of Default if such party proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof provided, however, in no event shall such cure period extend beyond 90 days after such Notice; or (d) if Lessee, any parent entity (which for the purposes of this Section shall be deemed to include any direct or indirect parent entity with effective management control over the Lessee) or lease guarantor shall file a petition in bankruptcy or reorganization for an arrangement pursuant to any federal or state bankruptcy law or any similar federal or state law, or shall be adjudicated a bankrupt or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of Lessee, any parent entity or lease guarantor as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and Lessee, any parent entity or lease guarantor shall be adjudicated a bankrupt and such adjudication shall not be vacated or set aside or stayed within sixty (60) days after the entry of an order in respect thereof, or if a receiver of the Lessee, any parent entity or lease guarantor or of the whole or substantially all of the assets of the Lessee, any parent entity or lease guarantor shall be appointed in any proceedings brought by the Lessee, any parent entity or lease guarantor or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against Lessee, any parent entity or lease guarantor shall not be vacated or set aside or stayed within sixty (60) days after such appointment; or
(e) if Lessee, any parent entity or lease guarantor is liquidated or dissolved, or begins proceedings toward such liquidation or dissolution, or, if Lessee, any parent entity or lease guarantor in any manner, permits the sale or divestiture of substantially all of its assets; or (f) if the estate or interest of Lessee in the Leased Property or any part thereof (i) is voluntarily or involuntarily transferred, assigned, conveyed, levied upon or attached in any proceeding (unless Lessee is contesting such lien or attachment in good faith in accordance with Article XII hereof) or (ii) is transferred, assigned or conveyed; or (g) if, except as a result of damage, destruction or a partial or complete Condemnation, Lessee voluntarily ceases operations on the Leased Property for a period in excess of thirty (30) days; or (h) if an event of default has been declared by the franchisor under the Franchise Agreement with respect to the Facility on the Leased Premises as a result of any action or failure to act by the Lessee or any other person with whom Lessee contracts for management services at the Facility (other than a failure to complete a Capital Improvement required by the franchisor resulting from Lessor's failure to fund the Capital Expenditure therefor pursuant to Section 9.1(b)) and Lessee has failed, within thirty (30) days thereafter, to cure such default by either (1) curing the underlying default under the Franchise Agreement and paying all costs and expenses associated therewith, or (2) obtaining at Lessee's sole cost and expense a substitute franchise license agreement with a substitute franchisor acceptable to Lessor, on terms and conditions acceptable to Lessor; provided, however, that if Lessee is in good faith disputing an assertion of default by the franchisor or is proceeding diligently to cure such default, the 30-day period shall be extended for such period of time as Lessee continues during this period to dispute such default in good faith or diligently proceeds to cure such default (but in any event not longer than ninety (90) days following the assertion of default by the franchisor) and so long as there is no period during which the Facility is not operated pursuant to a Franchise Agreement approved by Lessor; or (i) the occurrence of an Event of Default under any guaranty of lease in favor of Lessor with respect to Lessee's obligations under this Lease.

Then, and in any such event, Lessor may exercise one or more remedies available to it herein or at law or in equity, including, but not limited to, its right to terminate this Lease with respect to an individual Leased Property or any other Leases identified on Exhibit B, or, in the case of a breach by Lessor under subsection (c) above, Lessee may exercise one or more remedies available to it herein or at law or in equity, including, but not limited to, its right to terminate this Lease with respect to the individual Leased Property with respect to which Lessor has breached its obligations under subsection (c) above (but not with respect to any other Leases identified on Exhibit B.

If litigation is commenced with respect to any alleged default under this Lease, the prevailing party in such litigation shall receive, in addition to its damages incurred, such sum as the court shall determine as its reasonable attorneys' fees, and all costs and expenses incurred in connection therewith.

No Event of Default (other than a failure to make a payment of money) shall be deemed to exist under clause (c) during any time the curing thereof is prevented by an Unavoidable Delay, provided that upon the cessation of such Unavoidable Delay, Lessee remedies such default or Event of Default without further delay.

16.2. Surrender. If an Event of Default occurs (and the event giving rise to such Event of Default has not been cured within the curative period relating thereto as set forth in Section 16.1) and is continuing, whether or not this Lease has been terminated pursuant to Section 16.1, Lessee shall, if requested by Lessor so to do, immediately surrender and assign to Lessor or Lessor's designee the Leased Property including, without limitation, any and all books, records, files, licenses, permits and keys relating thereto, and quit the same and Lessor may enter upon and repossess the Leased Property by reasonable force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other persons and any and all personal property from the Leased Property, subject to rights of any hotel guests and to any requirement of law. Lessee hereby waives any and all requirements of applicable laws for service of notice to re-enter the Leased Property. Lessor shall be under no obligation to, but may if it so chooses, relet the Leased Property or otherwise mitigate Lessor's damages, except unless otherwise required by applicable law.

16.3. Damages. Neither (a) the termination of this Lease, (b) the repossession of the Leased Property, (c) the failure of Lessor to relet the Leased Property, nor (d) the reletting of all or any portion thereof, shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination.


Lessee shall forthwith pay to Lessor, at Lessor's option, as and for liquidated and agreed current damages for Lessee's default, either:

(1) Without termination of Lessee's right to possession of the Leased Property, each installment of Rent (including Percentage Rent as determined below) and other sums payable by Lessee to Lessor under the Lease as the same becomes due and payable, which Rent and other sums shall bear interest at the Overdue Rate, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease; or

(2)      the sum of:

         (A) the unpaid Rent which had been earned at the time of termination, repossession or reletting, and

         (B) the worth at the time of termination, repossession or reletting of the amount by which the unpaid Rent for the balance of the Term after the time of termination, repossession or reletting, exceeds the amount of such rental loss that Lessee proves could be reasonably avoided and as reduced for rentals received after the time of termination, repossession or reletting, if and to the extent required by applicable law, and

         (C) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things, would be likely to result therefrom. The worth at the time of termination, repossession or reletting of the amount referred to in subparagraph (B) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York at the time of award plus 1%.

Percentage  Rent for the  purposes of this  Section 16.3 shall be a sum equal to
(i) the average of the annual amounts of the Percentage Rent for the three Fiscal Years immediately preceding the Fiscal Year in which the termination, re-entry or repossession takes place, or (ii) if three Fiscal Years shall not have elapsed, the average of the Percentage Rent during the preceding Fiscal Years during which the Lease was in effect, or (iii) if one Fiscal Year has not elapsed, the amount derived by annualizing the Percentage Rent from the effective date of this Lease.

16.4. Waiver. If this Lease is terminated pursuant to Section 16.1, Lessee waives, to the extent permitted by applicable law, (a) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Article XVI, and (b) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt and Lessor waives any right to "pierce the corporate veil" of Lessee other than to the extent funds shall have been inappropriately paid any Affiliate of Lessee following a default resulting in an Event of Default.

         16.5. Application of Funds. Any payments received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's obligations in the order that Lessor may determine or as may be prescribed by the laws of the State.

                                  ARTICLE XVII

Lessor's Right to Cure Lessee's Default. If Lessee fails to make any payment or to perform any act required to be made or performed under this Lease including, without limitation, Lessee's failure to comply with the terms of any Franchise Agreement other than a failure to complete improvements required by the franchisor because the Lessor has not provided Lessee with funds therefor, and fails to cure the same within the relevant time periods provided in Section 16.1, Lessor, without waiving or releasing any obligation of Lessee, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and, subject to Section 16.4, take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case to the extent permitted by law) so incurred, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.



                                  ARTICLE XVIII

[INTENTIONALLY OMITTED]


                                   ARTICLE XIX

         19.1.    REIT Requirements.

(a) Lessee understands that in order for Equity Inns to qualify as a REIT, the following requirements (the "REIT Requirements") must be satisfied:

(i)               Anything   contained   in   this   Lease   to   the   contrary
                  notwithstanding, the average of the fair market value of Lessor's personal property that is leased to the Lessee under a lease at the beginning and end of a Fiscal Year shall not exceed 15% of the average of the aggregate fair market values of all of Lessor's property that is leased to Lessee under such lease at the beginning and at the end of such Fiscal Year (the "Personal Property Limitation"). If Lessor reasonably anticipates that the Personal Property Limitation will be exceeded with respect to a Leased Property for any Fiscal Year, Lessor shall notify Lessee, and Lessee either (a) shall purchase at fair market value any personal property anticipated to be in excess of the Personal Property Limitation ("Excess Personal Property") either from the Lessor or a third party or (b) shall lease the Excess Personal Property from a third party. In either case, Lessee's Rent obligation shall be equitably adjusted. In addition, in the case of the purchase or lease of Excess Personal Property by the Lessee from a third party, the Lessor's capital expenditure reserve obligation pursuant to Article XXXIX shall be appropriately decreased to reflect the reduced need for Lessor-owned personal property. Notwithstanding anything to the contrary set forth above, Lessee shall not be responsible in any way for determining whether or not Lessee has exceeded or will exceed the Personal Property Limitation, and shall not be liable to Lessor or any of its shareholders in the event that the Personal Property Limitation is exceeded, as long as Lessee meets its obligation to acquire or lease any Excess Personal Property as provided above. This Section 19.1 is intended to ensure that the Rent qualifies as "rents from real property," within the meaning of Section 856(d) of the Code, or any similar or successor provisions thereto, and shall be interpreted in a manner consistent with such intent.

(ii) Anything contained in this Lease to the contrary notwithstanding, Lessee shall not sublet the Leased Property on any basis such that the rental to be paid by the sublessee thereunder would be based, in whole or in part, on either (a) the income or profits derived by the business activities of the sublessee, or (b) any other formula such that any portion of the Rent would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.

(iii) Lessee cannot sublet the Leased Property to any Person in which Equity Inns, owns, directly or indirectly, a 10% or more interest, within the meaning of Section 856(d)(2)(B) of the Code, or any similar or successor provisions thereto.

(iv) Lessee agrees to make an election to be, and to operate as a "taxable REIT subsidiary" of Equity Inns within the meaning of
                  Section 856(e) of the Code, or any similar or successor provision thereto.

(v) Lessee shall not (i) directly or indirectly operate or manage a "lodging facility" within the meaning of Section 856(d)(9)(D)(ii) of the Code or a "health care facility" within the meaning of Section 856(e)(6)(D)(ii) or (ii)
                  directly or indirectly provide to any other person (under a franchise, license, or otherwise) rights to any brand name under which any lodging facility or health care facility is operated; provided, however, that Lessee may provide such rights to Manager to operate or manage a lodging facility as long as such rights are held by Lessee as a franchisee, licensee, or in a similar capacity and such lodging facility is either owned by Lessee or is leased to Lessee by Lessor or one of its Affiliates.

(vi) Lessee agrees, and agrees to use reasonable efforts to cause its Affiliates, to use their best efforts to permit the REIT Requirements to be satisfied. Lessee agrees and agrees to use reasonable efforts to cause its Affiliates, to cooperate in good faith with Equity Inns and Lessor to ensure that the REIT Requirements are satisfied, including but not limited to, providing Equity Inns with information about the ownership of Lessee, and its Affiliates to the extent that such information is reasonably available. Lessee agrees, and agrees to use reasonable efforts to cause its Affiliates, upon request by Equity Inns, and, where appropriate, at Equity Inns' expense, to take reasonable action necessary to ensure compliance with the REIT Requirements. Immediately after becoming aware that the REIT Requirements are not, or will not be, satisfied, Lessee shall notify, or use reasonable efforts to cause its Affiliates to notify, Equity Inns of such noncompliance.

19.2. Lessee Officer and Employee Limitation. Anything contained in this Lease to the contrary notwithstanding, none of the officers or employees of the Lessee or any Lessee Affiliate shall be officers or employees of Manager (or any Person who operates or manages the Leased Property). In addition, if a Person serves as both (a) a director of the Lessee or Lessee Affiliate and (b) a director or trustee and officer (or employee) of Manager (or any Person who operates or manages the Leased Property), that Person shall not receive any compensation for serving as a director of the Lessee or any Lessee Affiliate. If a Person serves as both (a) director or Manager of any Lessee Affiliate (or any Person who operates or manages the Leased Property) and (b) a director and officer (or employee) of Lessee, that Person shall not receive any compensation for serving as a director or Manager of such Lessee Affiliate.

         19.3. Payments to Affiliates of Lessee. Notwithstanding anything to the contrary contained in this Lease, Lessee shall make no payments to Affiliates as Gross Operating Expenses unless expressly set forth in the Operating Budget or an approved Capital Budget or otherwise expressly agreed to in writing by Lessor, in either case, after full written disclosure (including information regarding competitive pricing) by Lessee to Lessor of the affiliation and any other related information requested by Lessor. Furthermore, Lessee shall be permitted to contract with its Affiliates for management and other services and to pay fees for such services, provided that such contracts and fees are disclosed in writing to Lessor and such fees shall not be included in Gross Operating Expenses and Lessee's obligation to pay such fees shall be subordinated to Lessee's obligation to pay Base Rent, Percentage Rent and Additional Charges to Lessor pursuant to the terms of this Lease.

19.4. Management Agreement. Lessee agrees that in order to comply with certain of the REIT Requirements, it will, at all times, during the Term cause the Leased Property to be operated and managed by a management company ("Manager") that is an Eligible Independent Contractor. Lessee shall provide Lessor with an executed copy of all agreements relating to the management or operation of the Facility (a "Management Agreement"). Lessor shall have the right in its sole and absolute discretion to approve or disapprove in advance any Manager or proposed Manager of the Facility which is not a Qualified Manager. Any Management Agreement must provide that (i) upon termination of this Lease or termination of Lessor's or Lessee's right to possession of the Leased Property for any reason, the Management Agreement may be terminated by Lessor without liability for any payment due or to become due to the Manager thereunder; (ii) any management fees shall be subordinated to payments of Rent to Lessor hereunder; and (iii) in the event Lessee is in default, the Manager shall, at the election of Lessor and provided the Manager continues to be paid, and Lessor (or any party acting by or through Lessor) agrees to perform Lessee's other obligations to Manager under the Management Agreement which accrue subsequent to the date the Lessor makes such election, continue to perform under the terms of the Management Agreement for a period not to exceed ninety (90) days, provided that such election by Lessor shall not constitute a waiver by Lessor of any rights or remedies Lessor may have as a result of Lessee's default. No fees or other amounts payable by Lessee to any Manager shall excuse Lessee from its obligations to pay Rent and other amounts payable by Lessee to Lessor hereunder. No Management Agreement may be amended or modified in any manner which materially affects the subordination of the management fees without the prior written consent of Lessor.


                                   ARTICLE XX

Holding Over. If Lessee for any reason remains in possession of the Leased Property after the expiration or earlier termination of the Term, such possession shall be as a tenant at sufferance during which time Lessee shall pay as rental each month two times the aggregate of (a) one-twelfth of the aggregate Base Rent and Percentage Rent payable with respect to the last Fiscal Year of the Term, (b) all Additional Charges accruing during the applicable month and
(c) all other sums, if any, payable by Lessee under this Lease with respect to the Leased

Property. During such period, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenancies at sufferance, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                   ARTICLE XXI

Risk of Loss. During the Term, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than those caused by Lessor and those claiming from, through, or under Lessor) is assumed by Lessee except as specifically provided in this Lease, and, in the absence of negligence, willful misconduct or breach of this Lease by Lessor, Lessor shall in no event be answerable or accountable therefor, nor shall any of the events mentioned in this Section entitle Lessee to any abatement of Rent except as specifically provided in this Lease.

                                  ARTICLE XXII

         Indemnification. Notwithstanding the existence of any insurance, and without regard to the policy limits of any such insurance or self-insurance, but subject to Section 16.4 and Article VIII, Lessee will protect, indemnify, hold harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessor Indemnified Parties by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, including without limitation any claims under liquor liability, "dram shop" or similar laws, (b) any past, present or future use, misuse, non-use, condition, management, maintenance or repair by Lessee or any of its agents, employees or invitees of the Leased Property or Lessee's Personal Property or any litigation, proceeding or claim by governmental entities or other third parties to which a Lessor Indemnified Party is made a party or participant related to such use, misuse, non-use, condition, management, maintenance, or repair thereof by Lessee or any of its agents, employees or invitees, including any failure of Lessee or any of its agents, employees or invitees to perform any obligations under this Lease or imposed by applicable law (other than arising out of a Condemnation proceedings), (c) any Impositions that are the obligations of Lessee pursuant to the applicable provisions of this Lease, (d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease, and (e) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by the landlord thereunder.

         Lessor shall indemnify, save harmless and defend Lessee Indemnified Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses imposed upon or incurred by or asserted against Lessee Indemnified Parties as a result of (a) the gross negligence or willful misconduct of Lessor arising in connection with this Lease; (b) any failure on the part of Lessor to perform or comply with any of the terms of this Lease; (c) any Impositions that are the obligations of Lessor pursuant to the applicable provisions of this Lease; (d) any liability arising under the Franchise Agreement as a result of inadequate funding by Lessor for Capital Expenditures; (e) liabilities or obligations arising under the Americans with Disabilities Act (except to the extent relating to alterations performed by or actions taken by Lessee subsequent to the Commencement Date of this Lease); or (f) contractual liabilities to third parties not affiliated with Lessee (including franchisors) relating to, or arising out of, the termination of this Lease by reason of an Event of Default by Lessor prior to the expiration of any such third party contract.

         To the extent that neither of the foregoing paragraphs applies to a particular liability, action, claim, damage, cost or expense arising out of operation of the Leased Property, such liability, action, claim, damage, cost or expense shall be paid as a Gross Operating Expense.

         Any amounts that become payable by an Indemnifying Party under this Section shall be paid within ten (10) days after liability therefor on the part of the Indemnifying Party is determined by litigation or otherwise, and if not timely paid, shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the date of such determination to the day of payment. An Indemnifying Party, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against the Indemnified Party. The Indemnified Party, at its expense, shall be entitled to participate in any such claim, action, or proceeding, and the Indemnifying Party may not compromise or otherwise dispose of the same without the consent of the Indemnified Party, which may not be unreasonably withheld. Nothing herein shall be construed as indemnifying a Lessor Indemnified Party against its own grossly negligent acts or omissions or willful misconduct.

         Lessee's or Lessor's liability for a breach of the provisions of this Article shall survive any termination of this Lease.

                                  ARTICLE XXIII

         23.1. Subletting and Assignment. Subject to the provisions of Article XIX and Section 23.2 and any other express conditions or limitations set forth herein, Lessee may, but only with the prior written consent of Lessor, which consent may not be unreasonably withheld or delayed, (a) assign this Lease or sublet all or any part of the Leased Property to an Affiliate of Lessee, or (b) sublet any retail or restaurant portion of the Leased Improvements in the normal course of the Primary Intended Use; provided that any subletting to any party other than an Affiliate of Lessee shall not individually as to any one such subletting, or in the aggregate, materially diminish the actual or potential Percentage Rent payable under this Lease. Any other assignment or subletting shall require the express written consent of Lessor, which consent may be withheld, delayed or conditioned in Lessor's sole discretion. In the case of a subletting, the sublessee shall comply with the provisions of Section 23.2, and in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Lessee to be kept and performed and shall be, and become, jointly and severally liable with Lessee for the performance thereof. Notwithstanding the above, Lessee may assign the Lease without the consent of Lessor to any party providing a loan to Lessee or any of its affiliates (a "Lender") provided (a) the assignment is for the purpose of granting a collateral interest in Lessee's economic interest in the Leases or in any future leases between Lessor and Lessee, to the Lender, or in the economic interest of any Affiliate of Lessee in the Leases, to secure such loan and (b) such assignment is not made in violation of Lessee's organic documents. In case of either an assignment or subletting made during the Term, Lessee shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Lessee hereunder. An original counterpart of each such sublease and assignment and assumption, duly executed by Lessee and such sublessee or assignee, as the case may be, in form and substance satisfactory to Lessor, shall be delivered promptly to Lessor. Any transfer of a Controlling interest in Lessee shall be subject to the same limitations as are applicable to a direct assignment of this Lease pursuant to this Section 23.1.

         23.2. Attornment.  Lessee shall insert in each sublease permitted under
Section 23.1 provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) if this Lease terminates before the expiration of such sublease, the sublessee hereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease, and (c) if the sublessee receives a written Notice from Lessor or Lessor's assignees, if any, stating that an uncured Event of Default exists under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such Notice, or as such party may direct. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Lessee under this Lease.


                                  ARTICLE XXIV

           Officer's Certificates; Financial Statements; Lessor's Estoppel Certificates and Covenants.

(a) At any time and from time to time upon not less than ten (10) days' Notice by Lessor, Lessee will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, whether to the knowledge of Lessee there is any existing default or Event of Default hereunder by Lessor or Lessee, and such other information as may be reasonably requested by Lessor. Any such certificate furnished pursuant to this Section may be relied upon by Lessor, any lender and any prospective purchaser of the Leased Property.

         (b) Throughout the Term, Lessee will furnish to Lessor all financial statements and financial and operating information, and access to Lessee's books and records as are required by Lessor, as reasonably determined by Lessor.

         (c) At any time and from time to time upon not less than ten (10) days' Notice by Lessee, Lessor will furnish to Lessee or to any person designated by Lessee an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which Rent has been paid, whether to the knowledge of Lessor there is any existing default or Event of Default on Lessee's part hereunder, and such other information as may be reasonably requested by Lessee.

                                   ARTICLE XXV

         Lessor's Right to Inspect. Lessee shall permit Lessor and its authorized representatives as frequently as reasonably requested by Lessor to inspect the Leased Property and Lessee's accounts and records pertaining thereto and make copies thereof, during usual business hours upon reasonable advance notice, subject only to any business confidentiality requirements reasonably requested by Lessee.

                                  ARTICLE XXVI

         No Waiver. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                  ARTICLE XXVII

         Remedies Cumulative. To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

                                 ARTICLE XXVIII

         Acceptance of Surrender. No surrender to Lessor of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXIX

         No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person or entity may acquire, own or hold, directly or indirectly: (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.


                                   ARTICLE XXX

         30.1. Conveyance by Lessor. If Lessor or any successor owner of the Leased Property conveys the Leased Property in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of the Leased Property expressly assumes all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

         30.2. Other Interests. This Lease and Lessee's interest hereunder shall at all times be subject and subordinate to the lien and security title of any deeds to secure debt, deeds of trust, mortgages, or other interests heretofore or hereafter granted by Lessor in order to finance or refinance the Leased Property and to any and all advances to be made thereunder and to all renewals, modifications, consolidations, replacements, substitutions, and extensions thereof (all of which are herein called the "Mortgage").


                                  ARTICLE XXXI

         Quiet Enjoyment. So long as Lessee pays all Rent as the same becomes due and complies with all of the terms of this Lease and performs its obligations hereunder, in each case within the applicable grace periods, if any, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances subject to which the Leased Property was conveyed to Lessor or hereafter consented to by Lessee or provided for herein. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Section.





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


                                 ARTICLE XXXII

         Notices. All notices, demands, requests, consents approvals and other communications ("Notice" or "Notices") hereunder shall be in writing and personally served or mailed (by registered or certified mail, return receipt requested and postage prepaid), addressed to Lessor at its principal office, as indicated on the signature page hereof, Attention: President, and addressed to Lessee as indicated on the signature page hereof, Attention: Manager, or to such other address or addresses as either party may hereafter designate. Personally delivered Notice shall be effective upon receipt, and Notice given by mail shall be complete at the time of deposit in the U.S. Mail system, but any prescribed period of Notice and any right or duty to do any act or make any response within any prescribed period or on a date certain after the service of such Notice given by mail shall be extended five days.

                                 ARTICLE XXXIII

         Appraisers. If it becomes necessary to determine the Fair Market Value or Fair Market Rental of the Leased Property for any purpose of this Lease, the party required or permitted to give Notice of such required determination shall include in the Notice the name of a person selected to act as appraiser on its behalf. Within ten (10) days after Notice, Lessor (or Lessee, as the case may be) appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) with at least five years' experience in the State appraising property similar to the Leased
Property, shall, within forty-five (45) days after the date of the Notice appointing the first appraiser, proceed to appraise the Leased Property to determine the Fair Market Value or Fair Market Rental thereof as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser shall have been so appointed, then the determination of such appraiser shall be final and binding upon the parties. To the extent consistent with sound appraisal practice as then existing at the time of any such appraisal, such appraisal shall be made on a basis consistent with the basis on which the Leased Property was appraised for purposes of determining its Fair Market Value at the time the Leased Property was acquired by Lessor. If two appraisers are appointed and if the difference between the amounts so determined does not exceed 5% of the lesser of such amounts, then the Fair Market Value or Fair Market Rental shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined exceeds 5% of the lesser of such amounts, then such two appraisers shall have twenty (20) days to appoint a third appraiser. If no such appraiser shall have been appointed within such twenty
(20) days or within ninety (90) days of the original request for a determination of Fair Market Value or Fair Market Rental, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the Fair Market Value or Fair Market Rental within 45 days after appointment of such appraiser. The determination of the appraiser which differs most in the terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Market Value or Fair

Market Rental of the Leased Property, as the case may be. This provision for determining by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.

                                  ARTICLE XXXIV

         34.1. Lessor May Grant Mortgages. Without the consent of Lessee, Lessor may, subject to the terms and conditions set forth below in this Section XXXIV, from time to time, directly or indirectly, create or otherwise cause to exist any Mortgage upon the Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing.

         34.2. Lessee's Right to Cure. Subject to the provisions of Section 34.3, if Lessor breaches any covenant to be performed by it under this Lease, Lessee, after Notice to and demand upon Lessor, without waiving or releasing any obligation hereunder, and in addition to all other remedies available to Lessee, may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Lessor. All sums so paid by Lessee and all costs and expenses (including, without limitation, reasonable attorneys' fees) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessee, shall be paid by Lessor to Lessee on demand or, following entry of a final, nonappealable judgment against Lessor for such sums, may be offset by Lessee against the Base Rent payments next accruing or coming due. The rights of Lessee hereunder to cure and to secure payment from Lessor in accordance with this Section 34.2 shall survive the termination of this Lease with respect to the Leased Property.

         34.3.    [INTENTIONALLY OMITTED.

         34.4. Grant of Easements or Imposition of Restrictions. Lessor may not grant easements or impose restrictions with respect to any Leased Property without the express written consent of Lessee, which consent may not be unreasonably withheld.

         34.5. Outparcels, Leases and Licenses. The Lessor, without the consent of the Lessee, shall have the right to (a) develop, subdivide, lease, sell, construct, operate or maintain improvements on that portion of the Land, if any, not necessary for the operations of the Hotel, provided the intended use of such portion of the Land would not materially interfere with the operations of the Hotel (as determined by Lessee in its reasonable discretion), and (b) lease or license portions of the Leased Property for telecommunications and similar or related facilities, billboards or other uses, to the extent such leases or licenses do not materially interfere with the operations of the Hotel; provided, however, that in the event such lease or license is for a rooftop telecommunications antennae, then the revenues received by the Lessor shall be distributed 50% to the Lessee and 50% to the Lessor. The Lessee agrees to (i) cooperate with Lessor or any designee of Lessor with respect to any outparcel or lease or license which is in compliance with the provisions of this section and (ii) terminate this Lease as to any outparcel created under this section.


                                  ARTICLE XXXV

         35.1. Miscellaneous. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Lessee or Lessor arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof is invalid or unenforceable, the remainder of this Lease and any other interest rate provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by a written instrument in recordable form signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the State, but not including its conflicts of laws rules.

         35.2. Transition Procedures. Upon the expiration or termination of the Term of this Lease, for whatever reason, Lessor and Lessee shall do the following (and the provisions of this Section 35.2 shall survive the expiration or termination of this Lease until they have been fully performed) and, in general, shall cooperate in good faith to effect an orderly transition of the management lease or of the Facility.

(a) Transfer of Licenses. Upon the expiration or earlier termination of the Term, Lessee shall use its best efforts (i) to transfer to Lessor or Lessor's nominee or assignee all Franchise Agreements, licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental entities, that may be necessary for the operation of the Facility (collectively, "Licenses"), or (ii) if such transfer is prohibited by law or Lessor otherwise elects, to cooperate with Lessor or Lessor's nominee in connection with the processing by Lessor or Lessor's nominee of any applications for, all Licenses; provided, in either case, that the costs and expenses of any such transfer or the processing of any such application shall be paid by Lessor or Lessor's nominee.

                  (b) Leases and Concessions. Lessee shall assign to Lessor or Lessor's nominee simultaneously with the termination of this Lease, and the




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





assignee shall assume all leases and concession agreements in effect with respect to the Facility then in Lessee's name.

                  (c) Books and Records. All books and records for the Facility kept by Lessee pursuant to Section 3.7 shall be delivered promptly to Lessor or Lessor's nominee, simultaneously with the termination of this Lease, but such books and records shall thereafter be available to Lessee at all reasonable times for inspection, audit, examination, and transcription for a period of one
(1) year and Lessee may retain (on a confidential basis) copies or computer records thereof.

                  (d) Remittance. Lessee shall remit to Lessor or Lessor's nominee, simultaneously with the termination of this Lease, all funds remaining, if any, after payment of all accrued Gross Operating Expenses, and other amounts due Lessee and after deducting the costs of any scheduled repair, replacement, or refurbishment of Furniture and Equipment with respect to which deposits have been made.
         35.3. Waiver of Presentment, etc. Lessee waives all presentments, demands for payment and for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as expressly granted herein.


                                  ARTICLE XXXVI

         Memorandum of Lease. Lessor and Lessee shall promptly upon the request of either enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State in which reference to this Lease, and all options contained herein, shall be made. Lessee shall pay all costs and expenses of recording such memorandum of this Lease.

                                 ARTICLE XXXVII

         [INTENTIONALLY OMITTED]

                                 ARTICLE XXXVIII

         Compliance with Franchise Agreement. Lessee shall comply in every respect with the provisions of the Franchise Agreement (other than requirements with respect to funding Capital Improvements which shall be the responsibility of Lessor) so as to avoid any default thereunder during the term of this Lease. Lessee shall not terminate, extend, modify or enter into any Franchise Agreement without in each instance first obtaining Lessor's prior written consent. Lessor and Lessee agree to cooperate fully with each other in the event it becomes necessary to obtain a Franchise Agreement extension or modification or a new franchise for the Leased Property. If the Franchise Agreement expires prior to the expiration of the Lease Term, Lessee, with the prior approval of Lessor, shall endeavor to obtain a new or extended franchise license. Lessee shall be the franchisee



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





under any such franchise agreement. In the event of a change in the franchise for the Leased Property, Lessor and Lessee shall promptly negotiate in good faith appropriate and mutually acceptable modifications to the Rent terms for such Leased Property under this Lease. In the event that Lessor and Lessee are unable to agree, within sixty (60) days after such change in the franchise, that modifications to the Rent terms are warranted by the change in franchise or to agree on appropriate modifications to the Rent terms either Party may elect to submit the matter to arbitration pursuant to Article XLI hereof. During the pendency of the negotiations and/or arbitration, Lessee shall continue to pay Rent in accordance with the terms of the Lease, with possible retroactive adjustments based on the outcome of the negotiations and/or arbitration. To the extent required by the Franchise Agreement, Lessor shall secure its obligations to make capital expenditures or pay real property taxes by either depositing the required funds in escrow with an escrow agent acceptable to the franchisor or by dedicating for such purpose a portion of Lessor's line of credit either by issuance of a letter of credit in favor of the franchisor or in some other manner acceptable to the franchisor. If upon any expiration or earlier termination of the Lease (other than upon an Event of Default by Lessee), a Franchise Agreement remains in effect, or would but for such expiration or termination remain in effect, Lessor shall indemnify, defend and hold Lessee harmless with respect to the obligations and liabilities arising thereunder after the date of expiration or termination of this Lease.

                                  ARTICLE XXXIX

         Capital Expenditures and Reserves. Lessor agrees to establish a reserve account together with all interest earned thereon for each Facility (the "Capital Expenditure Reserve Account") to fund Capital Expenditures in an amount equal to four percent (4%) of annual Room Revenues from each Facility, net of amounts actually expended for Capital Expenditures for such Facility during any Fiscal Year. Any funds escrowed pursuant to a Franchise Agreement or Mortgage and designated for Capital Expenditures shall be deemed to be part of the Capital Expenditure Reserve Account for the applicable Leased Property. Any funds escrowed pursuant to a Mortgage may be pledged as security for such Mortgage, which pledge may provide that, in the event of a default by Lessor under the Mortgage, the escrowed funds may be applied to the balance of the loan secured by the Mortgage; provided, however, that in the event the holder of the Mortgage exercises such remedy, Lessor shall be obligated immediately to deposit into the Capital Expenditure Reserve Account any amount which may then be necessary to bring the funds in such account (together with any funds remaining in any other accounts of Lessor dedicated for such purpose) up to the aggregate level required by this Article XXXIX. The Capital Expenditure Reserve Account for each Facility may be commingled by Lessor with similar accounts of Lessor with respect to other hotel properties leased by Lessor to Lessee. Upon request by Lessee not more frequently than twice a year, Lessor shall provide Lessee a written report stating the amounts held in such Capital Expenditure Reserve Account with respect to each Leased Property and amounts disbursed out of said account with respect to each Leased Property during the prior Fiscal Year. Upon written request by Lessee to Lessor stating the specific use to be made and the reasonable approval thereof by Lessor, the funds in the Capital Expenditure Reserve Account shall be made available by Lessor for use by Lessee for Capital Expenditures in



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





connection with the Primary Intended Use as set forth in the approved Capital Budget; provided, however, that no amounts made available under this Article shall be used to purchase proerty (other than "real property" within the meaning of Treasury Regulations Section 1.856-3(d)), to the extent that doing so would cause the Lessor to recognize income other than "rents from real property" as defined in Section 856(d) of the Code. Lessor's obligation to fund the Capital Expenditure Reserve Account shall be cumulative and any Capital Expenditures with respect to a Facility made in a Fiscal Year (including Fiscal Years preceding the Term of this Lease) in excess of four percent (4%) of Gross Revenues on a cumulative basis shall be credited to the Capital Expenditure
Reserve Account for that Facility. All amounts in the Capital Expenditure Reserve Account are the property of Lessor. Lessee shall have no interest in the Capital Expenditure Reserve Account other than with respect to the funding of amounts in a Capital Budget approved by Lessor.

                                   ARTICLE XL

         Catastrophic Market Changes. In the event that a Catastrophic Market Change (as hereinafter defined) occurs with respect to the market in which a Leased Property is located, Lessor agrees, upon written request from Lessee, to consider in good faith marketing such Leased Property for sale to a third party; provided, however, that the Lessor shall have no legally binding obligation to market or sell the Leased Property. In the event that such sale is consummated, this Lease shall be terminated upon the date of the transfer and, thereupon, neither party shall be further obligated to the other under this Lease, including, without limitation, any obligation by Lessee to pay Rent to Lessor beyond the date of transfer. For purposes of this Article XL, "Catastrophic Market Change" means a specific event or series of specific events (and not general economic conditions), not caused in whole or in part by Lessee or Lessee's Affiliates, which is reasonably deemed by Lessee to be permanent or long- term and which is expected to reduce annual Gross Revenues at the Leased Property to a level at which such annual Gross Revenues will be less than the sum of Rent plus Gross Operating Expenses.

                                   ARTICLE XLI

         Arbitration. Except as otherwise expressly provided, in the event a dispute should arise concerning the interpretation or application of any of the provisions of this Agreement, the parties agree that the dispute shall be submitted to arbitration by the American Arbitration Association under its then prevailing rules, except as modified by this Article XLI. The Arbitration Tribunal shall be formed of three (3) Arbitrators each of which shall have at least five (5) years' experience in hotel operation, management or ownership, one (1) to be appointed by each of Lessor and Lessee and the third (3rd) to be appointed by the American Arbitration Association. The arbitration shall take place in the county in which the Leased Property is located and shall be conducted in the English language. The arbitration award shall be final and binding upon the parties hereto and subject to no appeal, and shall deal with the question of costs of arbitration and all matters related thereto. Judgment upon the award rendered may be entered into any court having jurisdiction, or applications may be made to such court for an order of enforcement. Any arbitration under this Article XLI shall be submitted



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





within three (3) months following the notice which triggers the arbitration, and shall be concluded within one (1) year thereafter. In the event either of the foregoing deadlines are missed, either party may proceed to commence a court proceeding to resolve the dispute.

                                  ARTICLE XLII

         Change in REIT Status or REIT Regulations. In the event that Equity Inns terminates its status as a real estate investment trust ("REIT") for tax purposes, or in the event that the Internal Revenue Code provisions are amended so that REITs are permitted to operate hotels, Lessor may elect to terminate this Lease. In the event that this Lease is so terminated, Lessor shall be obligated to pay to Lessee a termination payment equal to the Net Present Value (as hereinafter defined), as of the termination date of this Lease, of the cash flow to Lessee from the operations of the Leased Property (after payment of all Rent hereunder. The "Net Present Value" of the cash flow to Lessee from the operations of the Leased Property shall be calculated by multiplying (a) the average annual EBITDA (as hereinafter defined) to Lessee net of all Rent for the three (3) Fiscal Years ended immediately prior to the termination date, times
(b) the number of Fiscal Years (or portions thereof) remaining in the Lease Term, times (c) one hundred percent (100%) plus the average annual percentage increase in the Consumer Price Index during the three (3) Fiscal Years ended immediately prior to the date of sale, and (d) discounting the product of (a) times (b) times (c) above by the Base Rate plus one percent. "EBITDA" means net earnings before interest, taxes, depreciation and amortization.

                                  ARTICLE XLIII

         Lessor's Option to Terminate Lease. In the event Lessor enters into a bona fide contract to sell the Leased Property, Lessor shall immediately provide Lessee with Notice of such contract, in which event Lessee shall be permitted to terminate the Lease effective upon the closing thereof. Effective upon such closing, this Lease shall terminate and be of no further force and effect except as to any obligations of the parties existing as of such date that survive termination of this Lease. As compensation for the early termination of its leasehold estate under this Article XLIII, Lessor shall within 90 days of such closing either (a) pay to Lessee in cash the fair market value of Lessee's leasehold estate hereunder as of the closing of the sale of the Leased Property or (b) offer to lease to Lessee one or more substitute hotel facilities pursuant to one or more leases that would create for the Lessee leasehold estates that have an aggregate fair market value of no less than the fair market value of the original leasehold estate, both such values as determined as of the closing of the sale of the Leased Property. If Lessor elects and complies with the option described in (b) above, regardless of whether Lessee enters into the lease(s) described therein, Lessor shall have no further obligations to Lessee with respect to compensation for the early termination of this Lease. In the event Lessor and Lessee are unable to agree upon the fair market value of an original or replacement leasehold estate, it shall be determined by appraisal using the appraisal procedure set forth in Article XXXIII.

         For the purposes of this Section, fair market value of the leasehold estate means, as applicable, an amount equal to the price that a willing buyer not compelled to buy would pay a willing seller not compelled to sell for Lessee's leasehold estate under this Lease or an offered replacement leasehold estate.

                  IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized officers as of the date first above written.


                            [Signature Page Follows]

                  [Remainder of Page Intentionally Left Blank]

                                 SIGNATURE PAGE
                          CONSOLIDATED LEASE AGREEMENT


                                    LESSOR

                                    EQUITY INNS PARTNERSHIP, L.P.


Signed and acknowledged             By:
                                              ----------------------------------
in the presence of:                 Name:
                                              ----------------------------------
                                    Address:
                                              ----------------------------------

State of Tennessee                          )
                                            )        SS.
County of Shelby                            )


                  BEFORE ME, a Notary Public in and for said State and County, personally appeared _______________________, the ________________ of
________________________           _______________________________,            a
_________________________, who acknowledged that he executed the foregoing instrument for and on behalf of said general partner, that the same was his own free act and deed, individually and as such officer, and the free act and deed of the partnership.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and seal this ____ day of ________________________, 2001.


                                             -----------------------------------
                                             Notary Public

                                             My commission expires:_____________


                        SIGNATURES CONTINUED ON NEXT PAGE

                                 SIGNATURE PAGE
                          CONSOLIDATED LEASE AGREEMENT


                                    LESSEE

                                    ENN LEASING COMPANY, INC.


Signed and acknowledged             By:
                                              ----------------------------------
in the presence of:                 Name:
                                              ----------------------------------
                                    Address:
                                              ----------------------------------


State of Tennessee                          )
                                            )        SS.
County of Shelby                            )


                  BEFORE ME, a Notary  Public in and for said State and  County, personally  appeared  __________________________________,  the  ____________  of
___________________  a   ________________________,   who  acknowledged  that  he
executed the foregoing instrument for and on behalf of said ____________________, that the same was his own free act and deed, individually and as such officer, and the free act and deed of the _________________________.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and seal this ____ day of ________________________, 2001.


                                             -----------------------------------
                                             Notary Public

                                             My commission expires:_____________

                                                                       Exhibit A

                               Legal Descriptions

                                                                       Exhibit B

                                 List of Leases



Comfort  Inn --  Arlington, Texas
Holiday  Inn  Express --  Wilkesboro, North Carolina
Hampton Inn -- Scottsdale, Arizona
Residence Inn -- Burlington, Vermont
Residence Inn -- Colorado Springs, Colorado
Hampton Inn -- Pickwick, Tennessee
Hampton  Inn --  Addison, Texas
Hampton  Inn -- Atlanta (Northlake), Georgia
Hampton Inn -- Birmingham (Vestavia Hills), Alabama
Hampton Inn -- Chapel Hill, North Carolina
Hampton Inn -- Colorado Springs, Colorado
Hampton Inn -- West Columbia, South Carolina
Hampton Inn -- Little Rock, Arkansas
Hampton Inn -- Memphis (Sycamore View), Tennessee
Hampton Inn -- Nashville (Briley Parkway), Tennessee
Homewood Suites -- Augusta, Georgia
Hampton Inn -- San Antonio, Texas
Hampton  Inn & Suites  --  Memphis (Bartlett), Tennessee
Homewood  Suites  -- Seattle, Washington
Homewood Suites -- Chicago (Grand Avenue), Illinois

                                                                       Exhibit C
                             Schedule of Lease Terms


Comfort Inn
     Arlington, Texas

     Base Rent:  The annual sum of $641,423 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 30% of the first $402,804 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69% of all year to date Room Revenues in excess of $402,804 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 30% of the first $805,607 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69% of all year to date Room Revenues in excess of $805,607 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 30% of the first $1,208,411 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69% of all year to date Room Revenues in excess of $1,208,411 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 30% of the first $1,611,214 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69% of all year to date Room Revenues in excess of $1,611,214 (as adjusted under Section 3.1(d)).

II.  Holiday Inn Express
     Wilkesboro, North Carolina

     Base Rent:  The annual sum of $235,563 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 35% of the first $192,094 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69% of all year to date Room Revenues in excess of $192,094 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 35% of the first $384,188 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69% of all year to date Room Revenues in excess of $384,188 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 35% of the irst $576,282 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69% of all year to date Room Revenues in excess of $576,282 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 35% of the first $768,376 in year to date Room Revenues (as adjusted under

              Section 3.1(d)) plus (b) an amount equal to 69% of all year to date Room Revenues in excess of $768,376 (as adjusted under Section 3.1(d)).


III. Hampton Inn
     Scottsdale, Arizona

     Base Rent:  The annual sum of $855,415 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 37% of the first $399,910 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 73% of all year to date Room Revenues in excess of $399,910 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 37% of the first $799,819 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 73% of all year to date Room Revenues in excess of $799,819 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 37% of the first $1,199,729 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 73% of all year to date Room Revenues in excess of $1,199,729 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 37% of the first $1,599,638 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 73% of all year to date Room Revenues in excess of $1,599,638 (as adjusted under Section 3.1(d)).

IV.  Residence Inn by Marriott
     Burlington, Vermont

     Base Rent:  The annual sum of $713,725 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 37% of the first $465,449 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74% of all year to date Room Revenues in excess of $465,449 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 37% of the first $930,897 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74% of all year to date Room Revenues in excess of $930,897 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 37% of the first $1,396,346 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74% of all year to date Room Revenues in excess of $1,396,346 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 37% of the first $1,861,794 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74% of all year to date Room Revenues in excess of $1,861,794 (as adjusted under Section 3.1(d)).

V.   Residence Inn by Marriott
     Colorado Springs, Colorado

     Base Rent:  The annual sum of $846,601 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 37% of the first $390,076 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 75% of all year to date Room Revenues in excess of $390,076 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 37% of the first $780,152 year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 75% of all year to date Room Revenues in excess of $780,152 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 37% of the first $1,170,227 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 75% of all year to date Room Revenues in excess of $1,170,227 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 37% of the first $1,560,303 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 75% of all year to date Room Revenues in excess of $1,560,303 (as adjusted under Section 3.1(d)).

VI.  Hampton Inn
     Pickwick, Tennessee

     Base Rent:  The annual sum of $182,935 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 32% of the first $193,618 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 65% of all year to date Room Revenues in excess of $193,618 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 32% of the first $376,235 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 65% of all year to date Room Revenues in excess of $376,235 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 32% of the first $580,853 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 65% of all year to date Room Revenues in excess of $580,853 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 32% of the first $774,470 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 65% of all year to date Room Revenues in excess of $774,470 (as adjusted under Section 3.1(d)).

VII.  Hampton Inn
      Addison, Texas

     Base Rent: The annual sum of $1,062,993 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 36.2% of the first $405,799 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 72.4% of all year to date Room Revenues in excess of $405,799 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 36.2% of the first $811,598 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 72.4% of all year to date Room Revenues in excess of $811,598 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 36.2% of the first $1,217,397 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 72.4% of all year to date Room Revenues in excess of $1,217,397 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 36.2% of the first $1,623,196 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 72.4% of all year to date Room Revenues in excess of $1,623,196 (as adjusted under Section 3.1(d)).

VIII.    Hampton Inn
         Atlanta (Northlake), Georgia

     Base Rent:  The annual sum of $762,362 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 35.9% of the first $343,159 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71.9% of all year to date Room Revenues in excess of $343,159 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 35.9% of the first $686,318 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71.9% of all year to date Room Revenues in excess of $686,318 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 35.9% of the first $1,029,477 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71.9% of all year to date Room Revenues in excess of $1,029,477 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 35.9% of the first $1,372,636 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71.9% of all year to date Room Revenues in excess of $1,372,636 (as adjusted under Section 3.1(d)).

IX.  Hampton Inn
     Birmingham (Vestavia), Alabama

     Base Rent:  The annual sum of $623,662 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 34.9% of the first $393,262 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69.8% of all year to date Room Revenues in excess of $393,262 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 34.9% of the first $786,524 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69.8% of all year to date Room Revenues in excess of $786,524 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 34.9% of the first $1,179,786 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69.8% of all year to date Room Revenues in excess of $1,179,786 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 34.9% of the first $1,573,048 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69.8% of all year to date Room Revenues in excess of $1,573,048 (as adjusted under Section 3.1(d)).

X.   Hampton Inn
     Chapel Hill, North Carolina

     Base Rent:  The annual sum of $789,003 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 36.2% of the first $346,023 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 72.3% of all year to date Room Revenues in excess of $346,023 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 36.2% of the first $692,045 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 72.3% of all year to date Room Revenues in excess of $692,045 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 36.2% of the first $1,038,068 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 72.3% of all year to date Room Revenues in excess of $1,038,068 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 36.2% of the first $1,384,090 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 72.3% of all year to date Room Revenues in excess of $1,384,090 (as adjusted under Section 3.1(d)).

XI.  Hampton Inn
     Colorado Springs, Colorado

     Base Rent:  The annual sum of $490,730 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 35.6% of the first $388,907 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71.2% of all year to date Room Revenues in excess of $388,907 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 35.6% of the first $777,814 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71.2% of all year to date Room Revenues in excess of $777,814 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 35.6% of the first $1,166,721 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71.2% of all year to date Room Revenues in excess of $1,166,721 (as adjusted  under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 35.6% of the first $1,555,628 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71.2% of all year to date Room Revenues in excess of $1,555,628 (as adjusted under Section 3.1(d)).

XII. Hampton Inn
     West Columbia, South Carolina

     Base Rent:  The annual sum of $667,089 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 35.3% of the first $324,225 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 70.5% of all year to date Room Revenues in excess of $324,225 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 35.3% of the first $648,450 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 70.5% of all year to date Room Revenues in excess of $648,450 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 35.3% of the first $972,675 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 70.5% of all year to date Room Revenues in excess of $972,675 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 35.3% of the first $1,296,900 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 70.5% of all year to date Room Revenues in excess of $1,296,900 (as adjusted under Section 3.1(d)).

XIII. Hampton Inn
      Little Rock, Arkansas

     Base Rent:  The annual sum of $617,120 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 35.6% of the first $347,416 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71.3% of all year to date Room Revenues in excess of 347,416 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 35.6% of the first $694,831 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71.3% of all year to date Room Revenues in excess of $694,831 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 35.6% of the first $1,042,247 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71.3% of all year to date Room Revenues in excess of $1,042,247 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 35.6% of the first $1,389,662 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71.3% of all year to date Room Revenues in excess of $1,389,662 (as adjusted under Section 3.1(d)).

XIV.  Hampton Inn
      Memphis (Sycamore View), Tennessee

     Base Rent:  The annual sum of $467,710 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 34.8% of the first $408,867 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69.5% of all year to date Room Revenues in excess of $408,867 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 34.8% of the first $817,735 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69.5% of all year to date Room Revenues in excess of $817,735 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 34.8% of the first $1,226,602 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69.5% of all year to date Room Revenues in excess of $1,226,602 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 34.8% of the first $1,635,469 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 69.5% of all year to date Room Revenues in excess of $1,635,469 (as adjusted under Section 3.1(d)).

XV.      Hampton Inn
         Nashville (Briley Parkway), Tennessee

     Base Rent:  The annual sum of $853,314 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 35.4% of the first $435,058 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 70.9% of all year to date Room Revenues in excess of $435,058 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 35.4% of the first $870,115 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 70.9% of all year to date Room Revenues in excess of $870,115 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 35.4% of the first $1,305,173 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 70.9% of all year to date Room Revenues in excess of $1,305,173 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 35.4% of the first $1,740,230 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 70.9% of all year to date Room Revenues in excess of $1,740,230 (as adjusted under Section 3.1(d)).

XVI.     Homewood Suites
         Augusta, Georgia

     Base Rent:  The annual sum of $420,510 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 37.2% of the first $271,649 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74.5% of all year to date Room Revenues in excess of $271,649 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 37.2% of the first $543,297 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74.5% of all year to date Room Revenues in excess of $543,297 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 37.2% of the first $814,946 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74.5% of all year to date Room Revenues in excess of $814,946 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 37.2% of the first $1,086,594 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74.5% of all year to date Room Revenues in excess of $1,086,594 (as adjusted under Section 3.1(d)).

XVII.    Hampton Inn
         San Antonio, Texas

     Base Rent: The annual sum of $1,419,670 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 37% of the first $485,609 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74% of all year to date Room Revenues in excess of $485,609 (as adjusted under Section 3.1(d)).




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2.            Two  Quarters  Revenue  Computation:  (a) an amount equal to 37%
              of the first $971,218 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74% of all year to date Room Revenues in excess of $971,218 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 37% of the first $1,456,826 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74% of all year to date Room Revenues in excess of $1,456,826 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 37% of the first $1,942,435 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74% of all year to date Room Revenues in excess of $1,942,435 (as adjusted under Section 3.1(d)).

XVIII.  Hampton Inn & Suites
        Bartlett (Memphis), Tennessee

     Base Rent:  The annual sum of $824,321 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 35% of the first $402,723 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 72.5% of all year to date Room Revenues in excess of $402,723 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 35% of the first $805,446 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 72.5% of all year to date Room Revenues in excess of $805,446 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 35% of the first $1,208,168 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 72.5% of all year to date Room Revenues in excess of $1,208,168 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 35% of the first $1,610,891 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 72.5% of all year to date Room Revenues in excess of $1,610,891 (as adjusted under Section 3.1(d)).

XIX.     Homewood Suites
         Seattle, Washington

     Base Rent: The annual sum of $2,215,620 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 37% of the first $926,500 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74.5% of all year to date Room Revenues in excess of $926,500 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 37% of the first $1,853,000 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74.5% of all year to date Room Revenues in excess of $1,853,000 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 37% of the first $2,779,500 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74.5% of all year to date Room Revenues in excess of $2,779,500 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 37% of the first $3,706,000 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 74.5% of all year to date Room Revenues in excess of $3,706,000 (as adjusted under Section 3.1(d)).

XX.      Homewood Suites
         Chicago (Grand Avenue), Illinois

     Base Rent: The annual sum of $4,250,700 (as adjusted under Section 3.1(d)).

     Percentage Rent:

1. First Quarter Revenues Computation: (a) an amount equal to 49% of the first $2,431,725 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71% of all year to date Room Revenues in excess of $2,431,725 (as adjusted under Section 3.1(d)).

2. Two Quarters Revenue Computation: (a) an amount equal to 49% of the first $4,863,450 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71% of all year to date Room Revenues in excess of $4,863,450 (as adjusted under Section 3.1(d)).

3. Three Quarters Revenue Computation: (a) an amount equal to 49% of the first $7,295,175 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71% of all year to date Room Revenues in excess of $7,295,175 (as adjusted under Section 3.1(d)).

4. Annual Revenue Computation: (a) an amount equal to 49% of the first $9,726,900 in year to date Room Revenues (as adjusted under Section 3.1(d)) plus (b) an amount equal to 71% of all year to date Room Revenues in excess of $9,726,900 (as adjusted under Section 3.1(d)).

Each of B.(1) through (3) for each hotel listed above shall be referred to as a "Quarterly Revenues Computation."

Each B.(4) for each hotel listed above shall be referred to as the "Annual Revenue Computation."




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                                                                       Exhibit D

                      Certain Items Classified as "Capital"

                                                                       Exhibit E

                            Form of Operating Budget

                                                                       Exhibit F

                             Form of Capital Budget